Filed pursuant to Rule 433
                                                    Registration No. 333-130684


                     Preliminary Mortgage Loan Level Data

                 Morgan Stanley Mortgage Loan Trust 2006-16AX
                               (Issuing Entity)

             Mortgage Pass-Through Certificates, Series 2006-16AX

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
-----------------------------------------------------------------------------------------

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                              Preliminary Termsheet
                                 [$730,530,000]
                                   Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-16AX
                                (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-16AX

                      Morgan Stanley Mortgage Capital Inc.
                              (Seller and Sponsor)

                          Morgan Stanley Capital I Inc.
                                   (Depositor)

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of this e-mail or at the bottom of the e-mail communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          [$730,530,000] (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-16AX
                                (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-16AX

                      Morgan Stanley Mortgage Capital Inc.
                              (Seller and Sponsor)

                          Morgan Stanley Capital I Inc.
                                   (Depositor)

                     Wells Fargo Bank, National Association
                                (Master Servicer)

                             Transaction Highlights

--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------ -------------
                                                                          Modified
                                                                         Duration To                        Initial
Offered   Description   Balance(4)  Expected Ratings   Avg Life to     Call(1)(2)(3)/  Payment Window To  Subordination
 Classes                             S&P / Moody's   Call(1)(2)/Mty(2)   Mty (2)(3)   Call(1)(2) / Mty(2)   Level(5)     Benchmark
========= =========== ============= ================ ================ =============== =================== ============ =============
   1-A      Floater    $186,054,000    AAA / Aaa       2.41 / 2.64       2.13 / 2.28   1 - 78 / 1 - 185      6.750%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
  2-A-1     Floater    $245,300,000    AAA / Aaa       0.90 / 0.90       0.86 / 0.86    1 - 24 / 1 - 24      16.075%    1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
  2-A-2     Floater    $155,000,000    AAA / Aaa       3.49 / 3.49       3.11 / 3.11   24 - 72 / 24 - 72     16.075%    1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
  2-A-3     Floater    $50,293,000     AAA / Aaa       6.44 / 8.52       5.34 / 6.60  72 - 78 / 72 - 185     16.075%    1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
  2-A-4     Floater    $50,066,000     AAA / Aaa       2.41 / 2.64       2.13 / 2.28   1 - 78 / 1 - 185      6.750%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-1      Floater     $9,941,000     AA+ / Aa1       4.45 / 4.84       3.85 / 4.10  38 - 78 / 38 - 123     5.400%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-2      Floater     $9,206,000     AA+ / Aa2       4.43 / 4.77       3.83 / 4.05  38 - 78 / 38 - 115     4.150%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-3      Floater     $5,155,000      AA / Aa3       4.43 / 4.72       3.82 / 4.01  38 - 78 / 38 - 107     3.450%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-4      Floater     $4,050,000      AA / A1        4.42 / 4.67       3.81 / 3.97  37 - 78 / 37 - 100     2.900%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-5      Floater     $3,314,000      A+ / A2        4.40 / 4.58       3.79 / 3.91   37 - 78 / 37 - 95     2.450%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   M-6      Floater     $3,314,000      A+ / A3        4.40 / 4.51       3.78 / 3.86   37 - 78 / 37 - 89     2.000%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   B-1      Floater     $2,577,000      A / Baa1       4.39 / 4.41       3.74 / 3.75   37 - 78 / 37 - 82     1.650%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   B-2      Floater     $2,578,000      A / Baa2       4.28 / 4.28       3.65 / 3.65   37 - 76 / 37 -76      1.300%     1 Mo LIBOR
--------- ----------- ------------- ---------------- ---------------- --------------- ------------------- ------------- ------------
   B-3      Floater     $3,682,000    BBB+ / Baa3      4.00 / 4.00       3.38 / 3.38   37 - 68 / 37 - 68     0.800%     1 Mo LIBOR
--------- --------------------------------------------------------------------------------------------------------------------------
    OC                                                        Not Offered Hereby
--------- --------------------------------------------------------------------------------------------------------------------------
    P
--------- --------------------------------------------------------------------------------------------------------------------------

Notes:

      (1)   Certificates are priced to a 10% Optional Termination or Auction
            Call.

      (2)   Based on the prepayment assumption of 30% CPR.

      (3)   Assumes pricing at par.

      (4)   Bond sizes subject to a variance of plus or minus 10%.

      (5) Subordination Levels are preliminary, subject to final Rating Agency approval and a variance of plus or minus 1.50%.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

This information should be read in conjunction with the Free Writing Prospectus dated July 13, 2006 (the "Free Writing
Prospectus")

Issuing Entity:                     Morgan Stanley Mortgage Loan Trust 2006-16AX.

Depositor:                          Morgan Stanley Capital I Inc.  The offered certificates will be issued under the depositor's registration statement (File No. 333-130684 with the Securities and Exchange Commission).

Sponsor:                            Morgan Stanley Mortgage Capital Inc.

Originators:                        Morgan Stanley Mortgage Capital Inc., the Sponsor, is expected to be the originator for approximately 70.45% of the Group 1 Mortgage Loans and 76.82% of the Group 2 Mortgage Loans.

                                    American Home Mortgage Corp. is expected to be the originator of approximately 13.03% of the
                                    Group 1 Mortgage Loans and 13.92% of the Group 2 Mortgage Loans.

                                    Mortgage IT, Inc is expected to be the originator of approximately 16.52% of the Group 1
                                    Mortgage Loans.

                                    No other originator is expected to have originated more than 10% of the Mortgage Loans by principal balance.


Servicers:                          GMAC Mortgage Corporation is expected to be the initial servicer of all of the Mortgage Loans.
                                    See Exhibit 2.

Servicing Fee:                      The Servicing Fee Rate for the Mortgage Loans is expected to be 0.375% per annum.

                                    For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator and the
                                    Trustee and any Custodians' ongoing (safekeeping and loan file release only) fees.

Expense Fee:                        The Expense Fee Rate with respect to each Mortgage Loan and any Distribution Date will be the related Servicing Fee Rate and, if applicable, the interest premium charged by the related lenders for mortgage insurance on LPMI Mortgage Loans.

Servicer Remittance Date:           Generally, the 18th of the month in which the Distribution Date occurs.

Auction Administrator/ Master       Wells Fargo Bank, National Association
Servicer/ Securities
Administrator:

Trustee:                            LaSalle Bank, National Association.

Swap Counterparty:                  Morgan Stanley Capital Services Inc.

Managers:                           Morgan Stanley (sole lead manager).

Rating Agencies:                    The Offered Certificates are expected to be rated by Standard & Poor's and Moody's Investors
                                    Service, Inc.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Offered Certificates:               The Class 1-A, Class 2-A, Class M and Class B Certificates.

Non Offered Certificates:           The Class OC and Class P Certificates.

Class A Certificates:               The Class 1-A and Class 2-A Certificates ("Senior Certificates").


Class 1-A Certificates:             The Class 1-A Certificates.


Class 2-A Certificates              The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates.


Class M Certificates:               The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

Class B Certificates:               The Class B-1, Class B-2 and Class B-3 Certificates.

Subordinate Certificates:           The Class M and Class B Certificates (The "Aggregate Group I Subordinate Certificates") and the
                                    Aggregate Group I Subordinate Certificates and the Senior Certificates are together referred to as the "Aggregate Group I Certificates").

LIBOR Certificates:                 The Offered Certificates.

Other Certificates:                 It is anticipated that other classes of certificates will be issued by the Issuing Entity, including other groups of Senior Certificates (each a "Senior Certificate Group"), and other groups of subordinate certificates (each an "Aggregate Subordinated Certificate Group"). There will be no cross collateralization between the Aggregate Group I Certificates and any other classes of certificates.

Expected Closing Date:              October 31st, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                       October 1st , 2006.

Forms and Denomination:             The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an additional increment of $1,000.

CPR:                                "CPR"  represents  an assumed  constant  rate of prepayment  each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:              30% CPR.

Record Date:                        For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrued Interest:                   The Offered Certificates will settle without accrued interest.

Accrual Period:                     The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to the current Distribution
                                    Date (on an actual/360 day count basis).

Distribution Dates:                 The 25th of each month, or if such day is not a business day, on the next business day, beginning in November 2006.

Last Scheduled Distribution Date:   The Distribution Date occurring in [November 2036].

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Clean-Up Call:                      The terms of the transaction allow for a purchase of the Aggregate Group I Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the
                                    Aggregate Group I Mortgage Loans is equal to 10% or less of aggregate principal balance of the
                                    Aggregate Group I Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date"). The Master
                                    Servicer may assign its right to the Clean-Up Call to another party.

Optional Termination of the Trust   Commencing with the first Clean-up Call Date, the Auction Administrator shall solicit bids for
Fund by Purchaser or Auction:       the purchase of the Aggregate Group I Mortgage Loans from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Aggregate Group I Mortgage Loans. If the Auction Administrator receives at least three bids for the Aggregate Group I Mortgage Loans, any related REO Property and any other property related to the Aggregate Group I Mortgage Loans remaining in the trust fund
                                    (collective, the "Aggregate Group I Assets"), and one of those bids is at least equal to the
                                    Minimum Auction Price, the Auction Administrator shall sell the Aggregate Group I Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the
                                    "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction
                                    Administrator shall, on each six-month anniversary of the initial Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Aggregate
                                    Group I Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any
                                    Distribution Date for any six-month anniversary of the initial Clean-up Call Date unless the
                                    Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                                    Commencing with the first Distribution Date following the first Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Aggregate Group I Mortgage Loans for a price equal to the sum of (a)
                                    100% of the aggregate Stated Principal Balance of the Aggregate Group I Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property (c) any unreimbursed servicing advances related to the Aggregate Group I Mortgage Loans and (d) any Swap
                                    Termination Payment owed to the Swap Counterparty.

Minimum Auction Price:              For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Aggregate Group I Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to the Aggregate Group I Mortgage Loans in the trust fund being purchased, (c)
                                    any unreimbursed servicing advances related to the Mortgage Loans  (d) any expenses incurred by the Auction Administrator relating to the Auction process and (e) any Swap Termination Payment owed to the Swap Counterparty.

Aggregate Loan Groups:              Aggregate Loan Group I consists of mortgage loans in Loan Group 1 and Loan Group 2.

                                    Aggregate Loan Group II consists of mortgage loans from Loan Group 3. Certificates relating to that Aggregate Loan Group are not offered hereby.

Aggregate Group I Mortgage Loans:   As of the Cut-off Date, the Aggregate Group I Mortgage Loans consist of 2,498 adjustable rate and hybrid adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Aggregate Group I Mortgage Loans as of the Cut-off Date will be approximately
                                    $736,421,688. The Aggregate Group I Mortgage Loans will be divided into 2 loan groups - Loan
                                    Group 1 and Loan Group 2.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Group 1 Mortgage Loans:             As of the Cut-off Date, the Mortgage Loans consist of 947 adjustable rate and hybrid adjustable rate residential, first-lien mortgage loans.  The aggregate principal balance of the Mortgage
                                    Loans as of the Cut-off Date will be approximately $199,521,789.

Group 2 Mortgage Loans:             As of the Cut-off Date, the Mortgage Loans consist of 1,551 adjustable rate and hybrid adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                    Mortgage Loans as of the Cut-off Date will be approximately $536,899,899.

Relationship between Loan Groups    The senior certificates with a "1" prefix are sometimes referred to as the group 1 senior
and Certificate Groups:             certificates and they correspond to the mortgage loans in loan group 1. The senior certificates with a "2" prefix are sometimes referred to as the group 2 senior certificates and they correspond to the mortgage loans in loan group 2. The Aggregate Group I Subordinated
                                    Certificates correspond to all of the Aggregate Group I Mortgage Loans.

Substitution Adjustment Amount:     The amount by which the balance of any Mortgage Loan that is repurchased from the trust exceeds the balance of any Mortgage Loan which is then substituted. The entity substituting for a
                                    Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated Mortgage Loan:           A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                      "Realized Loss" with respect to any Distribution Date and any Mortgage Loan that became a
                                    Liquidated Mortgage Loan during the related Prepayment Period will be the sum of (i) the principal balance of such Mortgage Loan remaining outstanding (after all recoveries of principal have been applied thereto) and the principal portion of Advances made by the related Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from
                                    Liquidation Proceeds, and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Advances made by the related Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds. The amounts set forth in clause (i) are the principal portion of Realized Loses and the amounts set forth in clause (ii) are the interest portion of Realized Losses. With respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, the amount of any Debt Service Reduction or Deficient
                                    Valuation incurred with respect to such Mortgage Loan as of the related Due Date will be treated as a Realized Loss.

REO Property:                       Real estate owned by the issuing entity.

Depositor's Option to Purchase      The Depositor has the option, but is not obligated, to purchase from the Issuing Entity any
Breached Mortgage Loans:            Breached Mortgage Loan at the Purchase Price provided that certain conditions are met.

Breached Mortgage Loan:             A Mortgage Loan (a) (i) on which the first payment was not made or (ii) that has been delinquent one or two times in the six months following the Cut-off Date and (b) as to which the Seller obtained a representation or warranty that no condition set forth in (a)(i) or, for same or other period time specified in such representation or warranty (a)(ii), exists.

Purchase Price:                     Purchase Price shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

Delinquency:                        As calculated using the MBA methodology, as of the cut-off date, [none] of the mortgage loans were more than 30 days' delinquent. The servicer of some of these mortgage loans has changed at least one time since they were originated.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class Principal Balance:            The "Class Principal Balance" of any Class of Certificates as of any Distribution Date is the
                                    initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the
                                    Class as payments of principal, and (ii) with respect to the Aggregate Group I Subordinate
                                    Certificates, the amount of Realized Losses on the Aggregate Group I Mortgage Loans allocated to the Class.

Due Date:                           "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:                  "Prepayment Period" generally means for any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.

Credit Enhancement:                 The Offered Certificates are credit enhanced by:

                                    1)  Net Monthly Excess Cashflow from the Aggregate Group I Mortgage Loans after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement,

                                    2)  0.80% overcollateralization (funded upfront). On and after the Stepdown Date, so long as a
                                        Trigger Event is not in effect, the required overcollateralization will equal 1.60% of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.35% floor, based on the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the cut-off date, and

                                    3)  Subordination of distributions on the more subordinate classes of certificates (if applicable) and the Class OC Certificates to the required distributions on the more senior classes of certificates.

                                    The amount by which the aggregate stated principal balance of the Aggregate Group I Mortgage
                                    Loans is greater than the aggregate Class Principal Balance of the Aggregate Group I
                                    Certificates is referred to as "overcollateralization." On the closing date the aggregate Stated
                                    Principal Balance of the mortgage loans is expected to exceed the aggregate Class Principal
                                    Balance of the Aggregate Group I Certificates by approximately [$5,891,688]. In other words, it is expected that there will be approximately 0.80% overcollateralization as of the Closing Date.
                                    In addition, the Aggregate Group I Mortgage Loans are expected to generate more interest than is needed to pay interest on the Aggregate Group I Certificates and related expenses of the trust fund because the weighted average interest rate of the Aggregate Group I Mortgage Loans is expected to be higher than the weighted average pass-through rate on the Aggregate Group I
                                    Certificates, plus the related weighted average expense fee rate and any net swap payments. Net
                                    Monthly Excess Cashflow, as described below, will be used to reduce the total Class Principal
                                    Balance of the Aggregate Group I Certificates creating and/or maintaining overcollateralization at the level of overcollateralization required by the pooling and servicing agreement.

Senior Enhancement Percentage:      For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal
                                    Balance of the Aggregate Group I Subordinate Certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                    Amount and all payments of principal from the Swap Account, if any, for such Distribution Date)
                                    by (y) the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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
Class A Interest Distribution       The "Class A Interest Distribution Amount" for any class of Senior Certificates and any
Amount:                             Distribution Date will be equal to the interest accrued on the related Class Principal Balance for such Distribution Date for such class of Senior Certificates reduced (to an amount not less than zero), in the case of such class, by the allocable share, if any, for that class of
                                    Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the related Servicer or the Master Servicer and any Relief Act Interest Shortfalls and the Interest
                                    Carry Forward Amount, if any, for such Distribution Date for such class of Senior Certificates.

Principal Remittance Amount:        The "Principal Remittance Amount" for the Aggregate Group I Certificates and any Distribution
                                    Date will be the sum of:

                                    (i)  the principal portion of all scheduled monthly payments on the Aggregate Group I Mortgage
                                         Loans due during the related Due Period, whether or not received on or prior to the related
                                         Determination Date;

                                    (ii) the principal portion of all proceeds received in respect of the repurchase of an Aggregate
                                         Group I Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by the Pooling and Servicing Agreement) during the related
                                         Prepayment Period; and

                                    (iii) the principal portion of all other unscheduled collections, including insurance proceeds, condemnation proceeds, Liquidation Proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Aggregate Group I Mortgage Loans.

Subordinated Interest
Distribution Amount:                The "Subordinated Interest Distribution Amount" will be, with respect to any class of
                                    AggregateGroup I Subordinated Certificates and any Distribution Date, interest accrued during the related Interest Accrual Period on the related Class Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class reduced (to an amount not less than zero), in the case of such class, by the allocable share, if any, for that class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the related Servicer or the Master Servicer and any Relief Act Interest Shortfalls.

Stepdown Date:                      The later to occur of:

                                    (x)  The earlier of:

                                         (a)  The Distribution Date occurring in November 2009; and

                                         (b)  The Distribution Date on which the aggregate Class Principal Balance of the Class A
                                              Certificates is reduced to zero; and

                                    (y)  The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Aggregate Group I

                                         Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Aggregate Group I Certificates on the applicable Distribution Date) is greater than or equal to approximately 13.50%.

Delinquency Trigger Event:          A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [40.00%] of the prior period's Senior Enhancement
                                    Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of
                                    Mortgage Loans that are 60 or more days delinquent.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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
Cumulative Loss Trigger Event:      A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of
                                    Realized Losses on the Aggregate Group I Mortgage Loans incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Aggregate Group I Mortgage Loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                    Months 25 - 36      [0.25]% for the first month, plus an additional 1/12th of [0.40]% for each month thereafter

                                    Months 37 - 48      [0.65]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter

                                    Months 49 - 60      [1.15]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter

                                    Months 61 - 72      [1.65]% for the first month, plus an additional 1/12th of [0.30]% for each month thereafter

                                    Months 73 and thereafter  [1.95]%.

Step-up Coupons:                    For all Offered Certificates the coupon will increase after the Clean-up Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                                    Certificates and by 1.5x on the Aggregate Group I Subordinated Certificates after the Clean-up
                                    Call Date.

Class 1-A Pass-Through Rate:        The Class 1-A Certificates will accrue interest at a variable rate equal to the least of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date), (ii) the Group 1 Net WAC Cap
                                    (iii) the Net WAC Cap.

Class 2-A-1 Pass-Through Rate:      The Class 2-A-1 Certificates will accrue interest at a variable rate equal to the least of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date), (ii) the Group 2 Net WAC Cap
                                    (iii) the Net WAC Cap.

Class 2-A-2 Pass-Through Rate:      The Class 2-A-2 Certificates will accrue interest at a variable rate equal to the least of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date), (ii) the Group 2 Net WAC Cap
                                   (iii) the Net WAC Cap.

Class 2-A-3 Pass-Through Rate:      The Class 2-A-3 Certificates will accrue interest at a variable rate equal to the least of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date), (ii) the Group 2 Net WAC Cap
                                    (iii) the Net WAC Cap.

Class 2-A-4 Pass-Through Rate:      The Class 2-A-4 Certificates will accrue interest at a variable rate equal to the least of (i)
                                    one-month LIBOR plus [] bps ([] bps after
                                    the Clean-up Call Date), (ii) the Group 2
                                    Net WAC Cap (iii) the Net WAC Cap.

Class M-1 Pass-Through Rate:        The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class M-2 Pass-Through Rate:        The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate:        The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class M-4 Pass-Through Rate:        The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class M-5 Pass-Through Rate:        The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class M-6 Pass-Through Rate:        The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class B-1 Pass-Through Rate:        The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class B-2 Pass-Through Rate:        The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class B-3 Pass-Through Rate:        The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                    one-month LIBOR plus [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Net WAC Cap:                        For any Distribution Date, the weighted average of the interest rates for each Aggregate Group I
                                    Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                                    Accrual Period.

Group 1 Net WAC Cap:                For any Distribution Date, the weighted average of the interest rates for each Group 1 Mortgage
                                    Loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Group 2 Net WAC Cap:                For any Distribution Date, the weighted average of the interest rates for each Group 2 Mortgage
                                    Loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Swap Payment Rate:                  For any Distribution Date, a fraction, the numerator of which is any Net Swap Payment or swap termination payment owed to the Swap Counterparty for such Distribution Date and the denominator of which is the Stated Principal Balance of the Aggregate Group I Mortgage Loans at the
                                    beginning of the related due period, multiplied by 12.


Class 1-A Basis Risk Carry          As to any Distribution Date, the Basis Risk Carry Forward Amount for each of the Class 1-A
Forward Amount:                     Certificates will equal the sum of:

                                    (i)  The excess, if any, of interest that would otherwise be due on such Class at the Class 1-A
                                         Pass-Through Rate (without regard to the Group 1 Net WAC Cap or the Net WAC Cap) over interest due such Certificates at a rate equal to the Group 1 Net WAC Cap or the Net WAC
                                         Cap;

                                    (ii) Any Class 1-A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution
                                         Dates; and

                                    (iii) Interest on the amount in clause (ii) at the Class 1-A Pass-Through Rate (without regard to the Group 1 Net WAC Cap or the Net WAC Cap).

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class 2-A Basis Risk Carry          As to any Distribution Date, the Basis Risk Carry Forward Amount for each of the Class 2-A
Forward Amount:                     Certificates will equal the sum of:

                                    (i)  The excess, if any, of interest that would otherwise be due on such Class at the Class 2-A
                                         Pass-Through Rate (without regard to the Group 2 Net WAC Cap or the Net WAC Cap) over interest due such Certificates at a rate equal to the Group 2 Net WAC Cap or the Net WAC
                                         Cap;

                                    (ii) Any Class 2-A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution
                                         Dates; and

                                    (iii)Interest on the amount in clause (ii) at the Class 2-A Pass-Through Rate (without regard to the Group 2 Net WAC Cap or the Net WAC Cap).

Class M-1, M-2, M-3, M-4, M-5,      As to any Distribution Date, the Basis Risk Carry Forward Amount for each of the Class M-1,
M-6, B-1, B-2 and B-3 Basis Risk    Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
Carry Forward Amounts:              Certificates  will equal the sum of:

                                    (i)  The excess, if any, of interest that would otherwise be due on such Class at such Class'
                                         applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due to such
                                         Class at a rate equal to the Net WAC Cap;

                                    (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                    (iii) Interest on the amount in clause (ii) at the Class' applicable Pass-Through Rate (without regard to the Net WAC Cap).

Interest Carry Forward Amount:      "Interest Carry Forward Amount" with respect to any Class of Certificates and any Distribution
                                    Date will be equal to the amount, if any, by which the Interest Distribution Amount for that
                                    Class of Certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on such Class in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such Class remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Interest Distributions on Offered   On each Distribution Date and after payments of Expense Fees, if any, and other expenses,
Certificates:                       including any Net Swap Payments and any swap termination payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other swap termination payment due to a default on the part of the Swap Counterparty, interest distributions from the Interest Remittance Amount will be allocated as follows:

                                    (i)  The portion of the Interest Remittance Amount attributable to the Group 1 Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid
                                         Accrued Certificate Interest from prior Distribution Dates, other than the Class 1-A Basis
                                         Risk Carry Forward Amount, as applicable, first, to the Class 1-A Certificates and second, pro rata, based on their respective entitlements to such amounts, to the Class 2-A
                                         Certificates;

                                    (ii) The portion of the Interest Remittance Amount attributable to the Group 2 Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid
                                         Accrued Certificate Interest from prior Distribution Dates, other than the Class 2-A Basis
                                         Risk Carry Forward Amount, as applicable, first, pro rata, based on their respective entitlements to such amounts, to the Class 2-A Certificates and second, to the Class 1-A
                                         Certificates;

                                    (iii)To the Class M-1 Certificates, its Accrued Certificate Interest;

                                    (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                                    (v)  To the Class M-3 Certificates, its Accrued Certificate Interest;

                                    (vi) To the Class M-4 Certificates, its Accrued Certificate Interest;

                                    (vii)  To the Class M-5 Certificates, its Accrued Certificate Interest;

                                    (viii) To the Class M-6 Certificates, its Accrued Certificate Interest;

                                    (ix) To the Class B-1 Certificates, its Accrued Certificate Interest;

                                    (x)  To the Class B-2 Certificates, its Accrued Certificate Interest;

                                    (xi) To the Class B-3 Certificates, its Accrued Certificate Interest; and

                                    (xii) Any remaining amounts will be distributed pursuant to the Allocation of Net Monthly Excess
                                          Cashflow.

Principal Distributions on          On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in
Offered Certificates:               effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i) to cover any Net Swap Payments and any swap termination payments due to the Swap
                                    Counterparty, not previously paid with Interest Distributions, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;

                                    (ii) to Class A Certificates, allocated among the Class A Certificates as described below, until the Class Principal Balances thereof have been reduced to zero;

                                    (iii) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (iv)  to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (v)  to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (vi) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (vii)to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (viii)to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (ix) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (x)  to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

                                    (xi) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;
                                         and

                                    (xii)Any remaining amounts will be distributed pursuant to the Allocation of Net Monthly Excess
                                         Cashflow.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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                                     Page 12
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Principal Distributions on          On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is
Offered Certificates                not in effect, principal distributions from the Principal Distribution Amount will be allocated
(continued):                        as follows:

                                    (i)  to cover any Net Swap Payment and any swap termination payments due to the Swap
                                         Counterparty including, without limitation, any Senior Defaulted Swap Termination Payment, not previously paid with Interest Distributions, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;

                                    (ii) to the Aggregate Group I Senior Certificates, the lesser of the Principal Distribution
                                         Amount and the Class A Principal Distribution Amount, allocated among the Class A
                                         Certificates as described below, until the Class Principal Balances thereof have been reduced to zero;

                                   (iii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution
                                         Amount and the Class M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                   (iv)  to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (v)  to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (vi) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (vii) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (viii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (x)  to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

                                    (xi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero; and

                                    (xii) Any remaining amounts will be distributed pursuant to the Allocation of Net Monthly
                                         Excess Cashflow.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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                                     Page 13
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Aggregate Group I Senior            All principal distributions to the holders of the Aggregate Group I Senior Certificates on any
Principal Allocation:               Distribution Date will be allocated concurrently between the Class 1-A Certificates and the
                                    Class 2-A Certificates, based on the Class 1-A Principal Allocation Percentage and the Class 2-A
                                    Principal Allocation Percentage, as applicable.

                                    The Class 1-A will receive the Class 1-A Principal Allocation Amount.

                                    If the Sequential Trigger is not in effect, the Class 2-A Principal Allocation Amount will be distributed to Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates as follows:

                                    1.   [xx.xx%] Sequentially to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 in that order until retired.

                                    2.   [xx.xx%] to the Class 2-A-4 until retired.

                                    If the Sequential Trigger is in effect, the Class 2-A Principal Allocation Amount will be distributed sequentially to Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates
                                    in that order until retired.

                                    However, if the Class Principal Balances of either the Class 1-A yCertificates or the Class 2-A
                                    Certificates are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the remaining Aggregate Group I Senior Certificates in accordance with the principal distribution allocations described herein, until their Class Principal Balances have been reduced to zero. Any payments of principal to the Class 1-A Certificates will first be made from payments relating to the Group 1 Mortgage Loans and any payments of principal to the Class
                                    2-A Certificates will first be made from payments relating to the Group 2 Mortgage Loans.

                                    Notwithstanding the above, in the event that the Class Principal Balances of all Aggregate Group
                                    I Subordinate Classes and the Class OC Certificates have been reduced to zero, principal distributions to the Class 2-A Certificates will be distributed to the Class 2-A-1, Class 2-A-2,
                                    Class 2-A-3 and Class 2-A-4 Certificates, pro rata based upon their respective Class Principal
                                    Balances: with the exception that if a Sequential Trigger is in effect, principal distributions to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates will be allocated sequentially as follows:

                                    1.)  Pro rata to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates until their respective Class Principal Balances are reduced to zero.

                                    2.)  To the Class 2-A-4 Certificates until its Class Principal Balance is reduced to zero.

Sequential Trigger:                 A Sequential Trigger means (a) with respect to any Distribution Date occurring before November
                                    2008 the circumstances in which the aggregate amount of Realized Losses incurred since the
                                    Cut-off Date through the last day of the related prepayment period divided by the aggregate
                                    Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 0.25% and (b) with respect to any Distribution Date occurring in or after November 2008, a Trigger Event.

Class A Principal Allocation        For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i)
Percentage:                         in the case of the Class 1-A Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group 1 Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class 2-A
                                    Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group 2
                                    Mortgage Loans and the denominator of which is (y) the principal remittance amount for such
                                    Distribution Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                     Page 14
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class A Principal Allocation        For any Distribution Date, the amount determined as follows: (i) in the case of the Class 1-A
Amount:                             Certificates the product of (x) the principal remittance amount for such date and (y) the Class
                                    1-A Principal Allocation Percentage (such amount the "Class 1-A-Principal Allocation Amount")
                                    and (ii) in the case of the Class 2-A Certificates the product of (x) the principal remittance amount for such date and (y) the Class 2-A Principal Allocation Percentage (such amount the
                                    "Class 2-A-Principal Allocation Amount").

Allocation of Net Monthly           For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:
Excess Cashflow:

                                    (i)    to the Class M-1 Certificates, the related Interest Carry Forward Amount;

                                    (ii)   to the Class M-1 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (iii)  to the Class M-2 Certificates, the related Interest Carry Forward Amount;

                                    (iv)   to the Class M-2 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (v)    to the Class M-3 Certificates, the related Interest Carry Forward Amount;

                                    (vi)   to the Class M-3 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (vii)  to the Class M-4 Certificates, the related Interest Carry Forward Amount;

                                    (viii) to the Class M-4 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (ix)   to the Class M-5 Certificates, the related Interest Carry Forward Amount;

                                    (x)    to the Class M-5 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (xi)   to the Class M-6 Certificates, the related Interest Carry Forward Amount;

                                    (xii)  to the Class M-6 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (xiii) to the Class B-1 Certificates, the related Interest Carry Forward Amount;

                                    (xiv)  to the Class B-1 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (xv)   to the Class B-2 Certificates, the related Interest Carry Forward Amount;

                                    (xvi)  to the Class B-2 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (xvii) to the Class B-3 Certificates, the related Interest Carry Forward Amount;

                                    (xviii) to the Class B-3 Certificates, the allocated Unreimbursed Realized Loss Amount;

                                    (xix)  concurrently, to the Class 1-A Certificates, any Basis Risk Carry Forward Amount for the
                                           Class 1-A Certificates and to the Class 2-A Certificates, any Basis Risk Carry Forward
                                           Amount for the Class 2-A Certificates;

                                    (xx) sequentially, to Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                                         B-1, Class B-2 and Class B-3 Certificates, in such order, any Basis Risk Carry Forward
                                         Amount for such classes;

                                    (xxi) sequentially, first (i) concurrently, to the Class A Certificates, first, pro rata, based on their respective Class Principal Balances to the extent needed to pay any Unpaid
                                         Interest Shortfall Amount for each such Class and then, pro rata, based on any Unpaid
                                         Shortfall Amount for each such Class, in an amount up to the amount of any Unpaid
                                         Interest Shortfall Amount remaining unpaid for such Classes of Certificates and then (ii)
                                         sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                         Class Class B-2 and Class B-3 Certificates, in that order, in an amount up to the amount of any Unpaid Interest Shortfall Amount for such Classes of Certificates; and

                                    (xxii) all remaining amounts to the holders of the Class OC Certificates.

Unpaid Interest Shortfalls:         For any class of Certificates and distribution date the sum of interest shortfalls as a result of the Relief Act and Net Prepayment Interest Shortfalls on the Mortgage Loans allocated to such class of certificates on that distribution date and such amounts from any prior distribution date remaining unpaid and interest on such amount.

Unreimbursed Realized Loss          For any Class of Aggregate Group I Subordinated Certificates, the portion of any Realized Losses
Amount:                             on the Aggregate Group I Mortgage Loans previously allocated to that Class remaining unpaid from prior Distribution Dates.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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
Interest Rate Swap Agreement:       On the closing date, the trust will enter into an interest rate swap agreement with Morgan
                                    Stanley Capital Services Inc., the swap counterparty. Under the interest rate swap agreement, with respect to each distribution date to and including the distribution date in October 2011
                                    (the "Swap Termination Date"), the trust will agree to pay to the swap counterparty a fixed payment at a rate of [5.15]% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date), and the swap counterparty will agree to pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the minimum of (i) product of (x) the scheduled notional amount and (y) the multiplier set forth on Schedule A to this term sheet for that distribution date and (ii) the aggregate balance of the Class A, Class M, and Class B Certificates. To the extent that the fixed payment payable by the trust exceeds the floating payment payable by the swap counterparty, amounts otherwise available for payments on the Aggregate Group I Certificates will be applied on or prior to such distribution date to make a net payment to the swap counterparty (such payment by the Trust, a
                                    "Net Swap Payment"), and to the extent that the floating payment payable by the swap counterparty exceeds the fixed payment payable by the trust, the swap counterparty will make a net payment to the trust (such payment by the Trust, a "Net Swap Receipt") on or prior to such distribution date. Since amounts payable with respect to the swap agreement will be paid prior to making any distributions to holders of the Aggregate Group I Certificates, Net Swap Receipts
                                    will increase and Net Swap Payments will reduce the amount available to make payments on the
                                    Aggregate Group I Certificates.

                                    The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

                                         o failure to pay,

                                         o bankruptcy and insolvency events, and

                                         o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

                                    Early termination events under the interest rate swap agreement include, among other things:

                                         o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

                                         o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax),

                                         o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax, in each case, resulting from a merger),

                                         o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,

                                         o upon the exercise of the optional termination of the trust by the master servicer or a successful auction as described under "Optional Termination of the Trust Fund by Purchaser or Auction", and

                                         o the pooling and servicing agreement is amended without the consent of the Swap Provider and such amendment materially and adversely affects the rights or interests of the Swap
                                         Provider.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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
Interest Rate Swap Agreement        In addition to the termination events specified above, it shall be an additional termination
(continued):                        event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if
                                    (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the
                                    Required Swap Counterparty Rating or Moody's or Fitch withdraws its ratings of the Swap Provider
                                    (or its guarantor) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

                                         (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap
                                         Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

                                         (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the
                                         Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider (or its guarantor) pursuant to an amendment to the interest rate swap agreement;

                                         (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider (or its guarantor) under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required
                                         Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

                                         (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

                                    It shall also be an additional termination event under the interest rate swap agreement if the
                                    Swap Provider (or its guarantor) has its rating by S&P withdrawn, has a rating of less than
                                    "BBB-" or "A-3", if applicable, by S&P, has a rating of less than "BBB-" or "F3", if applicable, by Fitch (if rated by Fitch), or has a rating of less than or equal to "A3" or "P-2", if applicable, by Moody's, and within the time period specified in the interest rate swap agreement, the Swap Provider (or its guarantor), while collateralizing its exposure to the trust, (A) fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a replacement counterparty that satisfies the Required Swap
                                    Counterparty Rating, subject to satisfaction of the Rating Agency Condition and (B) fails to obtain a guaranty of, or a contingent agreement of, another person that satisfies the Required
                                    Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a
                                    "Substitution Event"), the Swap Provider shall assign its rights and obligations under the interest rate swap agreement to a substitute counterparty, which may be an affiliate of the Swap
                                    Provider.

                                    If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the Aggregate Group I Certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

                                    On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i)
                                    the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

                                    The interest rate swap agreement is scheduled to terminate by its terms following the swap termination date and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Interest Rate Swap Agreement        In the event that, upon the Trust entering into a replacement interest rate swap agreement
(continued):                        following the occurrence of a Downgrade Termination Event, the Trust is entitled to receive a payment from a replacement swap provider, and the Securities Administrator shall direct the replacement swap provider to make such payment to the Swap Account. Any Senior Defaulted Swap
                                    Termination Payment shall be made from the Swap Account to the Swap Provider immediately upon receipt of such payment, regardless of whether the date of receipt thereof is a Distribution
                                    Date. If the interest rate swap agreement is terminated, swap termination payments may be owed.
                                    Any Swap Termination Payment owed to the Swap Provider may include, without limitation, (i) any payments received by the trust as a result of entering into a replacement interest rate swap agreement following an additional termination event resulting from a ratings downgrade of the
                                    Swap Counterparty in accordance with the interest rate swap agreement (such payment, a
                                    "Replacement Swap Provider Payment"), and (ii) any Swap Termination Payment owed to the Swap
                                    Provider (the lesser of clause (i) or (ii) above, the "Senior Defaulted Swap Termination
                                    Payment"). To the extent that any payment from a replacement swap provider is made to an account other than the Swap Account, then, any Senior Defaulted Swap Termination Payment shall be paid to the Swap Provider immediately upon receipt of such replacement swap provider, regardless of whether the date of receipt thereof is a Distribution Date. The Swap Provider shall have first priority to any replacement swap termination payments over the payment by the Trust to certificateholders, any servicer, any originator, the Securities Administrator or any other person.

                                    Notwithstanding the foregoing, in the event that the Trust receives a swap termination payment, and a successor Swap Provider cannot be obtained, then the Securities Administrator will be required to deposit the swap termination payment into the reserve account that is a sub-account of the Swap Account. On each subsequent Distribution Date (so long as funds are available in the reserve account), the Securities Administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the Trust (calculated in accordance with the terms of the original interest rate swap agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and not treated as a swap termination payment for purposes of determining the distributions from the Swap Account until the final Swap Termination Date.

                                    The sponsor's estimate of maximum probable exposure under the interest rate swap agreement is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off
                                    date.

Swap Account:                       On or prior to each Distribution Date during which the interest rate swap agreement is in effect, the Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap
                                    Receipts for that Distribution Date will be deposited into a trust account ("the Swap Account")
                                    established by the Securities Administrator as part of the trust fund.

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refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Swap Payment Priority:              All payments due under the swap agreement and any swap termination payment pursuant to the swap agreement will be deposited into the Swap Account, and allocated in the following order of priority, after giving effect to the Allocation of Net Monthly Excess Cashflow above:

                                    (i)  to pay any Net Swap Payment owed to the Swap Counterparty pursuant to the swap agreement not previously paid;

                                    (ii) to pay any swap termination payment to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment but not including any other swap termination payment due to a default on the part of the Swap Provider not previously paid;

                                    (iii) concurrently, to the Aggregate Group I Senior Certificates, Current Interest and Interest
                                         Carry Forward Amount, other than Basis Risk Carryforward Amount, on a pro rata basis, to the extent not yet paid;

                                    (iv) to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class
                                         B-2 and Class B-3 Certificates, Current Interest and Carryforward Interest, other than
                                         Basis Risk Carryforward Amount, sequentially and in that order, to the extent not yet paid;

                                    (v)  to the Aggregate Group I Certificates in accordance with the principal distribution rules in effect for such Distribution Date, in an amount equal to the lesser of: (i) the amount necessary to meet the Overcollateralization Target for that Distribution Date and
                                         (ii) the aggregate of all prior and current Unpaid Realized Loss Amounts not previously reimbursed;

                                    (vi) concurrently, to the Aggregate Group I Senior Certificates, any Basis Risk Carry Forward
                                         Amount for such Class up to the respective Swap Payment Allocation, to the extent not yet paid;

                                   (vii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                         Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amount for
                                         such Class up to the respective Swap Payment Allocation, to the extent not yet paid;

                                    (viii) concurrently to Aggregate Group I Senior Certificates, Class M Certificates, and Class B
                                         Certificates, any unpaid Basis Risk Carryforward Amount, pro rata based on need;

                                    (ix) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                         Class B-1, Class B-2 and Class B-3 Certificates the allocated Unreimbursed Realized Loss
                                         Amount, to the extent not yet paid;

                                    (x)  to pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

                                    (xi) all remaining amounts to the holder of the Class OC Certificates.

Swap Payment Allocation:            For a given Class of Certificates outstanding, a pro rata share of the Net Swap Payment owed by the Swap Counterparty (if any), based on the outstanding Class Principal Balance of that Class.

                                    Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments or Swap Termination Payments owed to the Swap
                                    Counterparty will be allocated between the loan groups in Aggregate Loan Group I based on the respective aggregate Stated Principal Balance of the mortgage loans in each loan group.

Senior Defaulted Swap               As of any date, the lesser of (i) any payments received by the Trust as a result of entering
Termination Payment:                into Termination Payment: a replacement interest rate swap agreement following an additional termination event resulting from a downgrade of the Swap Counterparty in accordance with the swap agreement and (ii) any swap termination payment owed to the Swap Provider.

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refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Available Distribution Amount:      The "Available Distribution Amount" for any Distribution Date and the Aggregate Group I
                                    Certificates will equal the sum of the following amounts:

                                    (1) the total amount of all cash received by or on behalf of each Servicer with respect to the
                                    Aggregate Group I Mortgage Loans serviced by it and received by the Master Servicer by such
                                    Distribution Date and not previously distributed (including Liquidation Proceeds, condemnation proceeds and insurance proceeds), except:

                                         o all scheduled payments of principal and related interest collected on the Aggregate
                                         Group I Mortgage Loans but due on a date after the related Due Date;

                                         o all partial principal prepayments received with respect to the Aggregate Group I
                                         Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;

                                         o all prepayment penalties received in connection with the Aggregate Group I Mortgage
                                         Loans;

                                         o all prepayments in full received with respect to the Aggregate Group I Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such
                                         Mortgage Loans;

                                         o Liquidation Proceeds, condemnation proceeds and insurance proceeds received on such
                                         Mortgage Loans after the previous calendar month;

                                         o all amounts reimbursable to a Servicer pursuant to the terms of the related servicing agreement or the Pooling and Servicing Agreement, as applicable, or to the Master
                                         Servicer, the Securities Administrator, the Trustee and/or any Custodian pursuant to the terms of the Pooling and Servicing Agreement or the custody agreements, in each case with respect to the Aggregate Group I Mortgage Loans or otherwise allocable to the Aggregate
                                         Group I Certificates;

                                         o reinvestment income on the balance of funds, if any, in the custodial accounts or distribution account;

                                         o any fees payable to the Servicers and the Master Servicer, in each case with respect to the Aggregate Group I Mortgage Loans; and

                                         o all amounts withdrawn from the Reserve Fund;

                                    (2) all Monthly Advances on the Aggregate Group I Mortgage Loans made by each Servicer and/or the Master Servicer for that Distribution Date;

                                    (3) any amounts paid as "Compensating Interest" with respect to the Aggregate Group I Mortgage
                                    Loans by each Servicer and/or the Master Servicer for that Distribution Date;

                                    (4) the total amount of any cash deposited in the distribution account in connection with the repurchase of any Mortgage Loans by the Seller or the Depositor pursuant to the Pooling and
                                    Servicing Agreement or the Aggregate Group I Mortgage Loan Purchase Agreement or the related
                                    Originator pursuant to the related Assignment Agreement; and

                                    (5) all Subsequent Recoveries received with respect to the Aggregate Group I Mortgage Loans during the related Prepayment Period.

Interest Remittance Amount:         For any Distribution Date, the portion of the Available Distribution Amount for such
                                    Distribution Date attributable to interest received or advanced on the Aggregate Group I
                                    Mortgage Loans.

Accrued Certificate Interest:       For any Distribution Date and each class of Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any
                                    Unpaid Interest Shortfalls allocated to such class.

Principal Distribution Amount:      On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the
                                    Extra Principal Distribution Amount.

Basic Principal Distribution        On any Distribution Date, the excess of (i) the Principal Remittance Amount over (ii) the Excess
Amount:                             Subordinated Amount, if any.

Net Monthly Excess Cashflow:        For any Distribution Date is the amount of funds available for distribution on such Distribution
                                    Date remaining after making the distributions under "Interest Distributions on Offered
                                    Certificates" and "Principal Distributions on Offered Certificates" above.

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refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Extra Principal Distribution        For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced
Amount:                             with respect to the Aggregate Group I Mortgage Loans with due dates in the related Due Period
                                    (less servicing fees and expenses), over (y) the sum of interest payable on the Aggregate Group
                                    I Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:         For any Distribution Date, means the excess, if any of (i) the amount of overcollateralization on that Distribution Date over (ii) the required overcollateralization for such Distribution
                                    Date.

Overcollateralization               For any Distribution Date will be the amount, if any, by which the required
Deficiency Amount:                  overcollateralization exceeds the overcollateralized amount for such Distribution Date
                                    (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution Date has been distributed).

Class A Principal Distribution      For any Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal
Amount:                             Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate Stated Principal
                                    Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period and
                                    (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage
                                    Loans as of the last day of the related Due Period over [$2,577,476].

Class M-1 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Class
                                    Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                                    (y) the lesser of (A) the product of (i) approximately 89.20% and (ii) the aggregate Stated
                                    Principal Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I
                                    Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

Class M-2 Principal                 For any Distribution Date, an amount equal to the excess of Distribution Amount: (x) the sum of
Distribution Amount:                (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the
                                    Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class
                                    Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                                    (y) the lesser of (A) the product of (i) approximately 91.70% and (ii) the aggregate Stated
                                    Principal Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I
                                    Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

Class M-3 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class
                                    M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.10% and (ii) the aggregate Stated Principal Balance of the
                                    Aggregate Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

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refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class M-4 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date) and (v) the Class Principal Balance of the Class M-4
                                    Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.20% and (ii) the aggregate Stated Principal Balance of the Aggregate
                                    Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

Class M-5 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates
                                    (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
                                    Distribution Date) and (vi) the Class Principal Balance of the Class M-5 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                    approximately 95.10% and (ii) the aggregate Stated Principal Balance of the Aggregate Group I
                                    Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

Class M-6 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates
                                    (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
                                    Distribution Date), (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution
                                    Date) and (vii) the Class Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and
                                    (ii) the aggregate Stated Principal Balance of the Aggregate Group I Mortgage Loans as of the
                                    last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class B-1 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates
                                    (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
                                    Distribution Date), (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution
                                    Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date)
                                    and (viii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.70% and (ii)
                                    the aggregate Stated Principal Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period over
                                    [$2,577,476].

Class B-2 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates
                                    (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
                                    Distribution Date), (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution
                                    Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date),
                                    (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (ix) the
                                    Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution
                                    Date over (y) the lesser of (A) the product of (i) approximately 97.40% and (ii) the aggregate
                                    Stated Principal Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the
                                    Aggregate Group I Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

Class B-3 Principal                 For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:                Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                    Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of
                                    the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class
                                    M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                    Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates
                                    (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
                                    Distribution Date), (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution
                                    Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date),
                                    (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the
                                    Class Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x) the Class
                                    Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over
                                    (y) the lesser of (A) the product of (i) approximately 98.40% and (ii) the aggregate Stated
                                    Principal Balance of the Aggregate Group I Mortgage Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Aggregate Group I
                                    Mortgage Loans as of the last day of the related Due Period over [$2,577,476].

Allocation of Losses:               If on any distribution date, after giving effect to all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under
                                    "--Swap Payment Priority", the aggregate Class Principal Balances of the Offered Certificates
                                    exceeds the aggregate Stated Principal Balance of the Aggregate Group I Mortgage Loans for that distribution date, the Class Principal Balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 Certificates) by an amount equal to that excess, until that Class Principal Balance is reduced to zero. The Class
                                    Principal Balances of Senior Certificates will not be reduced by this excess. This reduction of a Class Principal Balance for Realized Losses is referred to as an "Applied Realized Loss
                                    Amount."

                                    In the event Applied Realized Loss Amounts are allocated to any class of Aggregate Group I
                                    Subordinated Certificates, its Class Principal Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk
                                    CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Principal
                                    Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Principal Balance of each
                                    Class of Subordinate Certificates that has been previously reduced by Applied Realized Loss
                                    Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries
                                    (but not in excess of the Unpaid Realized Loss Amount for the applicable class of Aggregate
                                    Group I Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related distribution date.

Trust Tax Status:                   One or more REMICs.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

ERISA Eligibility:                  Subject to the considerations in the Prospectus and the Free Writing Prospectus, the Offered
                                    Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the
                                    Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

                                    As long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited
                                    Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds),
                                    PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95- 60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by
                                    "in-house asset managers") or similar exemption under similar law (collectively, the
                                    "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the
                                    Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an
                                    ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the Offered Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

SMMEA Eligibility:                  It is anticipated that the Class A, Class M-1, Class M-2, Class M-3, and Class M-4 Certificates
                                    will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement
                                    Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement and          This term sheet does not contain all information that is required to be included in a
Prospectus:                         registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                                    The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                    http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND IN THE
                                    FREE WRITING PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION
                                    WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


Static Pool Information:            Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                    http://www.morganstanley.com/institutional/abs_spi/prime.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                            Weighted Average Life ("WAL") Sensitivity(1)
                                          To Maturity (of the last maturing Mortgage Loan)

----------------------------------------------------------------------------------------------------------------------------------
        CPR (%)                       15            20           25            30            35            40            50
----------------------------------------------------------------------------------------------------------------------------------
  1-A   WAL (yrs)                    5.58          4.17         3.27          2.64          2.18          1.82          1.30
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    7/25/2033    5/25/2029     5/25/2025     3/25/2022     9/25/2019    10/25/2017    12/25/2014
        Window                      1 - 321      1 - 271       1 - 223       1 - 185       1 - 155       1 - 132       1 - 98
----------------------------------------------------------------------------------------------------------------------------------
 2-A-1  WAL (yrs)                    1.94          1.42         1.11          0.90          0.75          0.64          0.48
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    3/25/2011    1/25/2010     4/25/2009    10/25/2008     6/25/2008     3/25/2008    11/25/2007
        Window                      1 - 53        1 - 39       1 - 30        1 - 24        1 - 20        1 - 17        1 - 13
----------------------------------------------------------------------------------------------------------------------------------
 2-A-2  WAL (yrs)                    7.65          5.62         4.36          3.49          2.85          2.34          1.68
        First Payment Date         3/25/2011    1/25/2010     4/25/2009    10/25/2008     6/25/2008     3/25/2008    11/25/2007
        Expected Final Maturity    5/25/2019    4/25/2016     2/25/2014    10/25/2012     9/25/2011    12/25/2010     5/25/2009
        Window                     53 - 151      39 - 114      30 - 88       24 - 72       20 - 59       17 - 50       13 - 31
----------------------------------------------------------------------------------------------------------------------------------
 2-A-3  WAL (yrs)                    17.05        13.18         10.46         8.52          7.08          5.98          4.11
        First Payment Date         5/25/2019    4/25/2016     2/25/2014    10/25/2012     9/25/2011    12/25/2010     5/25/2009
        Expected Final Maturity    7/25/2033    6/25/2029     5/25/2025     3/25/2022     9/25/2019    10/25/2017    12/25/2014
        Window                     151 - 321    114 - 272     88 - 223      72 - 185      59 - 155      50 - 132       31 - 98
----------------------------------------------------------------------------------------------------------------------------------
 2-A-4  WAL (yrs)                    5.59          4.18         3.27          2.64          2.18          1.82          1.30
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    7/25/2033    6/25/2029     5/25/2025     3/25/2022     9/25/2019    10/25/2017    12/25/2014
        Window                      1 - 321      1 - 272       1 - 223       1 - 185       1 - 155       1 - 132       1 - 98
----------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                    9.68          7.24         5.74          4.84          4.30          4.00          3.93
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009     1/25/2010     3/25/2010     6/25/2010
        Expected Final Maturity   11/25/2026    5/25/2022     4/25/2019     1/25/2017     4/25/2015    12/25/2013     2/25/2012
        Window                     51 - 241      38 - 187     37 - 150      38 - 123      39 - 102       41 - 86       44 - 64
----------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL (yrs)                    9.61          7.18         5.68          4.77          4.22          3.90          3.72
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009     1/25/2010     1/25/2010     4/25/2010
        Expected Final Maturity   11/25/2025    7/25/2021     7/25/2018     5/25/2016    10/25/2014     7/25/2013    10/25/2011
        Window                     51 - 229      38 - 177     37 - 141      38 - 115       39 - 96       39 - 81       42 - 60
----------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL (yrs)                    9.52          7.10         5.62          4.72          4.15          3.81          3.58
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009    12/25/2009     1/25/2010     3/25/2010
        Expected Final Maturity    8/25/2024    7/25/2020     9/25/2017     9/25/2015     2/25/2014     1/25/2013     5/25/2011
        Window                     51 - 214      38 - 165     37 - 131      38 - 107       38 - 88       39 - 75       41 - 55
----------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL (yrs)                    9.43          7.03         5.56          4.67          4.10          3.77          3.48
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    12/25/2009    12/25/2009     2/25/2010
        Expected Final Maturity    9/25/2023    10/25/2019    2/25/2017     2/25/2015     9/25/2013     8/25/2012     2/25/2011
        Window                     51 - 203      38 - 156     37 - 124      37 - 100       38 - 83       38 - 70       40 - 52
----------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL (yrs)                    9.33          6.95         5.49          4.58          4.05          3.69          3.41
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    12/25/2009    12/25/2009     1/25/2010
        Expected Final Maturity   11/25/2022    2/25/2019     7/25/2016     9/25/2014     4/25/2013     4/25/2012    11/25/2010
        Window                     51 - 193      38 - 148     37 - 117       37 - 95       38 - 78       38 - 66       39 - 49
----------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL (yrs)                    9.20          6.84         5.40          4.51          3.98          3.63          3.32
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    12/25/2009     1/25/2010
        Expected Final Maturity    1/25/2022    5/25/2018    12/25/2015     3/25/2014    12/25/2012    12/25/2011     8/25/2010
        Window                     51 - 183      38 - 139     37 - 110       37 - 89       37 - 74       38 - 62       39 - 46
----------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL (yrs)                    9.02          6.70         5.28          4.41          3.87          3.57          3.25
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    12/25/2009    12/25/2009
        Expected Final Maturity    1/25/2021    8/25/2017     4/25/2015     8/25/2013     6/25/2012     8/25/2011     5/25/2010
        Window                     51 - 171      38 - 130     37 - 102       37 - 82       37 - 68       38 - 58       38 - 43
----------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL (yrs)                    8.78          6.50         5.12          4.28          3.76          3.44          3.16
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    11/25/2009    12/25/2009
        Expected Final Maturity    1/25/2020    10/25/2016    8/25/2014     2/25/2013     1/25/2012     3/25/2011     1/25/2010
        Window                     51 - 159      38 - 120      37 - 94       37 - 76       37 - 63       37 - 53       38 - 39
----------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL (yrs)                    8.23          6.06         4.77          4.00          3.53          3.23          3.11
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    11/25/2009    11/25/2009
        Expected Final Maturity   10/25/2018    10/25/2015   10/25/2013     6/25/2012     6/25/2011    10/25/2010    12/25/2009
        Window                     51 - 144      38 - 108      37 - 84       37 - 68       37 - 56       37 - 48       37 - 38
----------------------------------------------------------------------------------------------------------------------------------

1. Run using Structuring Assumptions as further described herein


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                            Weighted Average Life ("WAL") Sensitivity(1)
                                                       To Optional Termination

----------------------------------------------------------------------------------------------------------------------------------
        CPR (%)                       15            20           25            30            35            40            50
----------------------------------------------------------------------------------------------------------------------------------
  1-A   WAL (yrs)                    5.18          3.84         2.99          2.41          1.98          1.65          1.18
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                      1 - 163      1 - 123       1 - 96        1 - 78        1 - 64        1 - 54        1 - 40
----------------------------------------------------------------------------------------------------------------------------------
 2-A-1  WAL (yrs)                    1.94          1.42         1.11          0.90          0.75          0.64          0.48
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    3/25/2011    1/25/2010     4/25/2009    10/25/2008     6/25/2008     3/25/2008    11/25/2007
        Window                      1 - 53        1 - 39       1 - 30        1 - 24        1 - 20        1 - 17        1 - 13
----------------------------------------------------------------------------------------------------------------------------------
 2-A-2  WAL (yrs)                    7.65          5.62         4.36          3.49          2.85          2.34          1.68
        First Payment Date         3/25/2011    1/25/2010     4/25/2009    10/25/2008     6/25/2008     3/25/2008    11/25/2007
        Expected Final Maturity    5/25/2019    4/25/2016     2/25/2014    10/25/2012     9/25/2011    12/25/2010     5/25/2009
        Window                     53 - 151      39 - 114      30 - 88       24 - 72       20 - 59       17 - 50       13 - 31
----------------------------------------------------------------------------------------------------------------------------------
 2-A-3  WAL (yrs)                    13.48        10.17         7.93          6.44          5.29          4.46          3.08
        First Payment Date         5/25/2019    4/25/2016     2/25/2014    10/25/2012     9/25/2011    12/25/2010     5/25/2009
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     151 - 163    114 - 123      88 - 96       72 - 78       59 - 64       50 - 54       31 - 40
----------------------------------------------------------------------------------------------------------------------------------
 2-A-4  WAL (yrs)                    5.19          3.84         2.99          2.41          1.98          1.65          1.18
        First Payment Date        11/25/2006    11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                      1 - 163      1 - 123       1 - 96        1 - 78        1 - 64        1 - 54        1 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                    8.99          6.67         5.26          4.45          3.96          3.71          3.32
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009     1/25/2010     3/25/2010     2/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       38 - 78       39 - 64       41 - 54       40 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL (yrs)                    8.99          6.67         5.25          4.43          3.92          3.65          3.32
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009     1/25/2010     1/25/2010     2/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       38 - 78       39 - 64       39 - 54       40 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL (yrs)                    8.99          6.67         5.25          4.43          3.90          3.59          3.32
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    12/25/2009    12/25/2009     1/25/2010     2/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       38 - 78       38 - 64       39 - 54       40 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL (yrs)                    8.99          6.67         5.25          4.42          3.88          3.59          3.32
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    12/25/2009    12/25/2009     2/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       37 - 78       38 - 64       38 - 54       40 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL (yrs)                    8.99          6.67         5.25          4.40          3.88          3.54          3.31
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    12/25/2009    12/25/2009     1/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       37 - 78       38 - 64       38 - 54       39 - 40
----------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL (yrs)                    8.99          6.67         5.25          4.40          3.88          3.54          3.25
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    12/25/2009     1/25/2010
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       37 - 78       37 - 64       38 - 54       39 - 40
----------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL (yrs)                    8.98          6.66         5.24          4.39          3.84          3.54          3.23
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    12/25/2009    12/25/2009
        Expected Final Maturity    5/25/2020    1/25/2017    10/25/2014     4/25/2013     2/25/2012     4/25/2011     2/25/2010
        Window                     51 - 163      38 - 123      37 - 96       37 - 78       37 - 64       38 - 54       38 - 40
----------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL (yrs)                    8.78          6.50         5.12          4.28          3.76          3.44          3.16
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    11/25/2009    12/25/2009
        Expected Final Maturity    1/25/2020    10/25/2016    8/25/2014     2/25/2013     1/25/2012     3/25/2011     1/25/2010
        Window                     51 - 159      38 - 120      37 - 94       37 - 76       37 - 63       37 - 53       38 - 39
----------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL (yrs)                    8.23          6.06         4.77          4.00          3.53          3.23          3.11
        First Payment Date         1/25/2011    12/25/2009   11/25/2009    11/25/2009    11/25/2009    11/25/2009    11/25/2009
        Expected Final Maturity   10/25/2018    10/25/2015   10/25/2013     6/25/2012     6/25/2011    10/25/2010    12/25/2009
        Window                     51 - 144      38 - 108      37 - 84       37 - 68       37 - 56       37 - 48       37 - 38
----------------------------------------------------------------------------------------------------------------------------------

1. Run using Structuring Assumptions as further described herein

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                                               Senior Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

             Period                  1-A Cap (%)      2-A-1 Cap (%)     2-A-2 Cap (%)      2-A-3 Cap (%)     2-A-4 Cap (%)
                                      Actual/360        Actual/360        Actual/360        Actual/360        Actual/360
                0                         -                 -                 -                  -                 -
                1                       20.17             20.09             20.17              20.26             20.24
                2                       20.17             20.09             20.17              20.26             20.24
                3                       20.17             20.09             20.17              20.26             20.24
                4                       20.17             20.09             20.17              20.26             20.24
                5                       20.17             20.09             20.17              20.26             20.24
                6                       20.17             20.09             20.17              20.26             20.24
                7                       20.17             20.09             20.17              20.26             20.24
                8                       20.17             20.09             20.17              20.26             20.24
                9                       20.17             20.09             20.17              20.26             20.24
               10                       20.17             20.09             20.17              20.26             20.24
               11                       20.17             20.09             20.17              20.26             20.24
               12                       20.17             20.09             20.17              20.26             20.24
               13                       20.17             20.09             20.17              20.26             20.24
               14                       20.17             20.09             20.17              20.26             20.24
               15                       20.17             20.09             20.17              20.26             20.24
               16                       20.17             20.09             20.17              20.26             20.24
               17                       20.17             20.09             20.17              20.26             20.24
               18                       20.17             20.09             20.17              20.26             20.24
               19                       13.90             20.09             20.17              20.26             20.24
               20                       13.28             20.09             20.17              20.26             20.24
               21                       12.49             20.09             20.17              20.26             20.24
               22                       12.92             20.09             20.17              20.26             20.24
               23                       12.51             20.09             20.17              20.26             20.24
               24                       12.52             20.09             20.17              20.26             20.24
               25                       13.40                               20.17              20.26             20.24
               26                       12.55                               20.17              20.26             20.24
               27                       12.97                               20.17              20.26             20.24
               28                       12.57                               20.17              20.26             20.24
               29                       13.00                               20.17              20.26             20.24
               30                       12.59                               20.17              20.26             20.24
               31                       12.61                               20.17              20.26             20.24
               32                       13.04                               20.17              20.26             20.24
               33                       12.63                               20.17              20.26             20.24
               34                       13.07                               20.17              20.26             20.24
               35                       12.66                               20.17              20.26             20.24
               36                       12.67                               20.17              20.26             20.24
               37                       14.05                               20.17              20.26             20.24
               38                       12.71                               20.17              20.26             20.24
               39                       13.15                               20.17              20.26             20.24
               40                       12.74                               20.17              20.26             20.24

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2)  Run to maturity assuming 30% CPR, no losses and indices at 20%.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                               Senior Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

             Period                  1-A Cap (%)      2-A-1 Cap (%)     2-A-2 Cap (%)      2-A-3 Cap (%)     2-A-4 Cap (%)
                                      Actual/360        Actual/360        Actual/360        Actual/360        Actual/360
               41                       13.18                               20.17              20.26             20.24
               42                       12.84                               20.17              20.26             20.24
               43                       12.98                               20.17              20.26             20.24
               44                       13.47                               20.17              20.26             20.24
               45                       13.05                               20.17              20.26             20.24
               46                       13.50                               20.17              20.26             20.24
               47                       13.09                               20.17              20.26             20.24
               48                       13.11                               20.17              20.26             20.24
               49                       14.54                               20.17              20.26             20.24
               50                       13.15                               20.17              20.26             20.24
               51                       13.61                               20.17              20.26             20.24
               52                       13.19                               20.17              20.26             20.24
               53                       13.66                               20.17              20.26             20.24
               54                       13.24                               20.17              20.26             20.24
               55                       13.26                               20.17              20.26             20.24
               56                       13.73                               20.17              20.26             20.24
               57                       13.32                               20.17              20.26             20.24
               58                       13.79                               20.17              20.26             20.24
               59                       13.37                               13.52              13.52             13.52
               60                       13.40                               13.27              13.27             13.27
               61                       14.87                               12.48              12.48             12.48
               62                       13.46                               12.91              12.91             12.91
               63                       13.94                               12.50              12.50             12.50
               64                       13.52                               12.51              12.51             12.51
               65                       14.01                               13.39              13.39             13.39
               66                       13.59                               12.53              12.53             12.53
               67                       13.62                               12.96              12.96             12.96
               68                       14.11                               12.56              12.56             12.56
               69                       13.70                               12.99              12.99             12.99
               70                       14.19                               12.58              12.58             12.58
               71                       13.77                               12.59              12.59             12.59
               72                       13.81                               13.03              13.03             13.03
               73                       14.81                                                  12.62             12.62
               74                       13.90                                                  13.05             13.05
               75                       14.41                                                  12.65             12.65
               76                       13.99                                                  12.66             12.66
               77                       14.50                                                  14.04             14.04
               78                       14.08                                                  12.69             12.69
               79                       14.13                                                  13.13             13.13
               80                       14.66                                                  12.73             12.73
               81                       14.24                                                  13.17             13.17
               82                       14.77                                                  12.82             12.82
               83                       14.36                                                  13.05             13.05
               84                       14.42                                                  13.51             13.51
               85                       16.05                                                  13.10             13.10
               86                       14.57                                                  13.55             13.55
               87                       15.13                                                  13.13             13.13
               88                       14.73                                                  13.15             13.15
               89                       15.31                                                  14.59             14.59
               90                       14.90                                                  13.19             13.19

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                               Senior Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

             Period                  1-A Cap (%)      2-A-1 Cap (%)     2-A-2 Cap (%)      2-A-3 Cap (%)     2-A-4 Cap (%)
                                      Actual/360        Actual/360        Actual/360        Actual/360        Actual/360
               91                       14.99                                                  13.66             13.66
               92                       15.59                                                  13.24             13.24
               93                       15.19                                                  13.70             13.70
               94                       15.81                                                  13.29             13.29
               95                       15.41                                                  13.31             13.31
               96                       15.53                                                  13.78             13.78
               97                       17.32                                                  13.36             13.36
               98                       15.77                                                  13.83             13.83
               99                       16.44                                                  13.42             13.42
               100                      16.05                                                  13.44             13.44
               101                      16.74                                                  14.92             14.92
               102                      16.35                                                  13.50             13.50
               103                      16.51                                                  13.98             13.98
               104                      17.24                                                  13.57             13.57
               105                      16.87                                                  14.05             14.05
               106                      17.62                                                  13.63             13.63
               107                      17.26                                                  13.67             13.67
               108                      17.47                                                  14.16             14.16
               109                      19.59                                                  13.74             13.74
               110                      17.93                                                  14.24             14.24
               111                      18.79                                                  13.82             13.82
               112                      18.45                                                  13.86             13.86
               113                      19.36                                                  14.86             14.86
               114                      19.04                                                  13.94             13.94
               115                      19.37                                                  14.45             14.45
               116                      20.37                                                  14.03             14.03
               117                      20.08                                                  14.55             14.55
               118                      21.16                                                  14.13             14.13
               119                      20.91                                                  14.18             14.18
               120                      21.37                                                  14.71             14.71
               121                      23.37                                                  14.29             14.29
               122                      22.40                                                  14.82             14.82
               123                      23.75                                                  14.40             14.40
               124                      23.62                                                  14.47             14.47
               125                      25.12                                                  16.10             16.10
               126                      25.06                                                  14.61             14.61
               127                      25.90                                                  15.18             15.18
               128                      27.71                                                  14.77             14.77
               129                      27.84                                                  15.35             15.35
               130                      29.94                                                  14.95             14.95
               131                      30.26                                                  15.04             15.04
               132                      31.70                                                  15.64             15.64
               133                      36.91                                                  15.24             15.24
               134                      35.22                                                  15.86             15.86
               135                      38.65                                                  15.45             15.45
               136                      39.96                                                  15.57             15.57
               137                      44.43                                                  17.37             17.37
               138                      46.65                                                  15.82             15.82
               139                      51.14                                                  16.48             16.48
               140                      58.67                                                  16.09             16.09

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                                               Senior Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

             Period                  1-A Cap (%)      2-A-1 Cap (%)     2-A-2 Cap (%)      2-A-3 Cap (%)     2-A-4 Cap (%)
                                      Actual/360        Actual/360        Actual/360        Actual/360        Actual/360
               141                      64.08                                                  16.78             16.78
               142                      76.35                                                  16.40             16.40
               143                      87.76                                                  16.56             16.56
               144                      108.88                                                 17.29             17.29
               145                      160.39                                                 16.91             16.91
               146                      219.96                                                 17.67             17.67
               147                      710.22                                                 17.30             17.30
               148                      17.47                                                  17.51             17.51
               149                      19.59                                                  19.64             19.64
               150                      17.93                                                  17.98             17.98
               151                      18.79                                                  18.84             18.84
               152                      18.45                                                  18.50             18.50
               153                      19.36                                                  19.41             19.41
               154                      19.04                                                  19.09             19.09
               155                      19.37                                                  19.41             19.41
               156                      20.37                                                  20.42             20.42
               157                      20.08                                                  20.13             20.13
               158                      21.16                                                  21.21             21.21
               159                      20.91                                                  20.95             20.95
               160                      21.37                                                  21.41             21.41
               161                      23.37                                                  23.42             23.42
               162                      22.40                                                  22.44             22.44
               163                      23.75                                                  23.79             23.79
               164                      23.62                                                  23.66             23.66
               165                      25.12                                                  25.16             25.16
               166                      25.06                                                  25.11             25.11
               167                      25.90                                                  25.94             25.94
               168                      27.71                                                  27.76             27.76
               169                      27.84                                                  27.88             27.88
               170                      29.94                                                  29.99             29.99
               171                      30.26                                                  30.30             30.30
               172                      31.70                                                  31.74             31.74
               173                      36.91                                                  36.96             36.96
               174                      35.22                                                  35.27             35.27
               175                      38.65                                                  38.70             38.70
               176                      39.96                                                  40.01             40.01
               177                      44.43                                                  44.47             44.47
               178                      46.65                                                  46.69             46.69
               179                      51.14                                                  51.18             51.18
               180                      58.67                                                  58.72             58.72
               181                      64.08                                                  64.12             64.12
               182                      76.35                                                  76.40             76.40
               183                      87.76                                                  87.81             87.81
               184                      108.88                                                108.92            108.92
               185                      160.39                                                160.44            160.44
               186                      219.96                                                220.01            220.01
               187                        *                                                      *                 *

*For the Interest Accrual Period related to this Distribution Date, the Supplemental Interest Rate Cap Rate would exceed 700%.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                            Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   0          -             -             -             -             -             -             -             -             -
   1        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   2        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   3        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   4        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   5        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   6        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   7        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   8        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
   9        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  10        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  11        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  12        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  13        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  14        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  15        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  16        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  17        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  18        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  19        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  20        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  21        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  22        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  23        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  24        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  25        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  26        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  27        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  28        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  29        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  30        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  31        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  32        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  33        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  34        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  35        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  36        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  37        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  38        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  39        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  40        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  41        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  42        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                                            Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
  43        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  44        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  45        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  46        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  47        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  48        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  49        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  50        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  51        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  52        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  53        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  54        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  55        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  56        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  57        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  58        20.31         20.32         20.35         20.43         20.45         20.50         20.90         21.05         21.95
  59        13.39         13.39         13.39         13.39         13.39         13.39         13.39         13.39         13.39
  60        12.98         12.98         12.98         12.98         12.98         12.98         12.98         12.98         12.98
  61        12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19
  62        12.59         12.59         12.59         12.59         12.59         12.59         12.59         12.59         12.59
  63        12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19
  64        12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19
  65        13.03         13.03         13.03         13.03         13.03         13.03         13.03         13.03         13.03
  66        12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19
  67        12.60         12.60         12.60         12.60         12.60         12.60         12.60         12.60         12.60
  68        12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19         12.19
  69        12.60         12.60         12.60         12.60         12.60         12.60         12.60         12.60
  70        12.20         12.20         12.20         12.20         12.20         12.20         12.20         12.20
  71        12.20         12.20         12.20         12.20         12.20         12.20         12.20         12.20
  72        12.61         12.61         12.61         12.61         12.61         12.61         12.61         12.61
  73        12.20         12.20         12.20         12.20         12.20         12.20         12.20         12.20
  74        12.61         12.61         12.61         12.61         12.61         12.61         12.61         12.61
  75        12.20         12.20         12.20         12.20         12.20         12.20         12.20         12.20
  76        12.20         12.20         12.20         12.20         12.20         12.20         12.20         12.20
  77        13.51         13.51         13.51         13.51         13.51         13.51         13.51
  78        12.21         12.21         12.21         12.21         12.21         12.21         12.21
  79        12.61         12.61         12.61         12.61         12.61         12.61         12.61
  80        12.21         12.21         12.21         12.21         12.21         12.21         12.21
  81        12.62         12.62         12.62         12.62         12.62         12.62         12.62
  82        12.27         12.27         12.27         12.27         12.27         12.27         12.27
  83        12.45         12.45         12.45         12.45         12.45         12.45
  84        12.88         12.88         12.88         12.88         12.88         12.88
  85        12.47         12.47         12.47         12.47         12.47         12.47
  86        12.88         12.88         12.88         12.88         12.88         12.88
  87        12.47         12.47         12.47         12.47         12.47         12.47
  88        12.47         12.47         12.47         12.47         12.47         12.47
  89        13.80         13.80         13.80         13.80         13.80         13.80
  90        12.47         12.47         12.47         12.47         12.47
  91        12.88         12.88         12.88         12.88         12.88
  92        12.47         12.47         12.47         12.47         12.47

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                                            Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
  93        12.88         12.88         12.88         12.88         12.88
  94        12.47         12.47         12.47         12.47         12.47
  95        12.47         12.47         12.47         12.47         12.47
  96        12.88         12.88         12.88         12.88
  97        12.47         12.47         12.47         12.47
  98        12.88         12.88         12.88         12.88
  99        12.47         12.47         12.47         12.47
  100       12.47         12.47         12.47         12.47
  101       13.80         13.80         13.80         13.80
  102       12.47         12.47         12.47
  103       12.88         12.88         12.88
  104       12.47         12.47         12.47
  105       12.88         12.88         12.88
  106       12.47         12.47         12.47
  107       12.47         12.47         12.47
  108       12.88         12.88
  109       12.47         12.47
  110       12.88         12.88
  111       12.47         12.47
  112       12.47         12.47
  113       13.33         13.33
  114       12.47         12.47
  115       12.88         12.88
  116       12.47         12.47
  117       12.88
  118       12.47
  119       12.47
  120       12.88
  121       12.47
  122       12.88
  123       12.47
  124

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                   Schedule A
                           Interest Rate Swap Schedule
                                Swap Rate: 5.15%

-------------------------------------------------           ----------------------------------------------
                 Swap Schedule                                         Swap Schedule Continued
-------------------------------------------------           ----------------------------------------------
 Distribution    Swap Notional     Multiplier                Distribution   Swap Notional    Multiplier
     Date                                                        Date
  11/25/2006     72,709,080.00         10                        3/25/2010  20,273,549.79        10
  12/25/2006     70,557,030.83         10                        4/25/2010  19,677,919.42        10
   1/25/2007     68,468,112.00         10                        5/25/2010  19,099,776.67        10
   2/25/2007     66,440,492.57         10                        6/25/2010  18,538,608.36        10
   3/25/2007     64,472,374.48         10                        7/25/2010  17,993,916.40        10
   4/25/2007     62,562,012.40         10                        8/25/2010  17,465,217.28        10
   5/25/2007     60,700,631.28         10                        9/25/2010  16,952,041.68        10
   6/25/2007     58,900,961.89         10                       10/25/2010  16,453,934.07        10
   7/25/2007     57,154,107.20         10                       11/25/2010  15,970,452.25        10
   8/25/2007     55,458,505.96         10                       12/25/2010  15,501,167.01        10
   9/25/2007     53,812,666.93         10                        1/25/2011  15,045,661.72        10
  10/25/2007     52,215,130.37         10                        2/25/2011  14,603,375.48        10
  11/25/2007     50,664,479.31         10                        3/25/2011  14,166,659.20        10
  12/25/2007     49,159,338.35         10                        4/25/2011  13,742,767.18        10
   1/25/2008     47,698,372.43         10                        5/25/2011  13,331,323.04        10
   2/25/2008     46,280,285.63         10                        6/25/2011  12,926,479.20        10
   3/25/2008     44,903,820.03         10                        7/25/2011  12,533,785.37        10
   4/25/2008     43,567,754.60         10                        8/25/2011  12,100,426.59        10
   5/25/2008     42,270,904.14         10                        9/25/2011   2,575,059.01        10
   6/25/2008     40,960,103.22         10                       10/25/2011     329,925.33        10
                 39,609,542.75                                  11/25/2011                       0
   7/25/2008                           10                   and thereafter           0.00
   8/25/2008     38,428,926.81         10
   9/25/2008     36,992,535.00         10
  10/25/2008     35,839,351.53         10
  11/25/2008     34,769,385.70         10
  12/25/2008     33,730,827.14         10
   1/25/2009     32,722,754.38         10
   2/25/2009     31,744,273.00         10
   3/25/2009     30,794,514.77         10
   4/25/2009     29,872,636.95         10
   5/25/2009     28,977,821.52         10
   6/25/2009     28,109,274.44         10
   7/25/2009     27,241,219.93         10
   8/25/2009     26,391,528.59         10
   9/25/2009     24,541,615.40         10
  10/25/2009     23,370,238.08         10
  11/25/2009     22,655,526.56         10
  12/25/2009     22,170,733.15         10
   1/25/2010     21,519,403.72         10
   2/25/2010     20,887,196.30         10
---------------- -------------- -----------------           --------------- -------------- ---------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


Structuring Assumptions

      o the Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

      o no defaults in the payment by mortgagors of principal of and interest on the Mortgage Loans are experienced,

      o scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

      o the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

      o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

      o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

      o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

      o distributions in respect of the Aggregate Group I Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

      o the Closing Date of the sale of the Aggregate Group I Certificates is October 31st, 2006,

      o neither the Seller nor any Originator is required to repurchase or substitute for any Mortgage Loan,

      o the levels of the One-Month LIBOR, Six-Month LIBOR, and One-Year LIBOR, Indices remain constant at 5.32000%, 5.37000%, 5.28875%, respectively,

      o the Mortgage Rate on each Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

      o scheduled monthly payments on each Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


     The loans Group 1 Mortgage Loans will consist of 95 loans with the following characteristics



                                                                     Original   Remaining
                              Cut-off                    Current     Term to    Term to     Initial    Subsequent
                              Date           Current     Net         Stated     Stated      Periodic   Periodic     Gross
           Index              Principal      Mortgage    Mortgage    Maturity   Maturity    Rate       Rate         Margin
Type       Name               Balance ($)    Rate (%)    Rate (%)    (Months)   (Months)    Cap (%)    Cap (%)      (%)
---------- ------------------ -------------- ----------- ----------- ---------- ----------- ---------- ------------ ---------
ARM            6 Month LIBOR     355,208.22     7.62500     7.25000        360         356    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     332,000.00     6.87500     6.50000        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR      97,600.00     8.25000     7.87500        360         358    3.00000      1.00000   2.75000
ARM            6 Month LIBOR     707,933.62     7.31497     6.93997        360         355    3.00000      1.00000   5.00000
ARM            6 Month LIBOR      85,750.00     7.50000     7.12500        360         358    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     339,200.00     7.74121     7.36621        360         358    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     136,000.00     8.50000     8.12500        360         358    3.00000      1.00000   5.00000
ARM             1 Year LIBOR     457,536.76     7.02738     6.65238        360         356    2.00000      2.00000   2.52738
ARM             1 Year LIBOR      55,164.80     8.25000     7.87500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     175,076.34     7.75000     7.37500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     200,000.00     8.00000     7.62500        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     119,480.00     7.87500     7.50000        360         356    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     346,229.81     7.25596     6.88096        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     322,682.69     6.22301     5.84801        360         357    3.00000      1.00000   3.46878
ARM            6 Month LIBOR     104,843.11     7.50000     7.12500        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     175,600.00     7.00000     6.62500        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   2,835,382.00     7.28195     6.90695        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     147,000.00     7.37500     7.00000        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   1,265,280.00     7.07257     6.69757        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     162,320.00     6.87500     6.50000        360         359    2.00100      2.00000   5.00000
ARM            6 Month LIBOR     657,705.00     6.90166     6.52666        360         358    3.00000      1.00000   3.65998
ARM            6 Month LIBOR     694,900.00     7.06411     6.68911        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     212,000.00     7.00000     6.62500        360         358    6.00000      2.00000   5.00000
ARM             1 Year LIBOR   5,322,500.26     7.59025     7.21525        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     509,683.01     8.37500     8.00000        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     139,896.10     7.50000     7.12500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR   3,796,381.07     7.12946     6.75446        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR   2,681,287.00     7.37537     7.00037        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     454,800.00     7.50000     7.12500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     172,000.00     6.75000     6.37500        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     801,000.00     7.51748     7.14248        360         359    5.00000      2.00000   2.25000
ARM             1 Year LIBOR     680,000.00     7.25000     6.87500        360         359    5.00000      2.00000   2.25000
ARM             1 Year LIBOR   1,273,800.00     7.03418     6.65918        360         358    5.00000      2.00000   2.25000
ARM             1 Year LIBOR  34,726,480.64     7.48540     7.11040        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     236,250.00     7.87500     7.50000        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     154,400.00     8.50000     8.12500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     328,000.00     7.37500     7.00000        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR  24,571,215.40     7.08871     6.71371        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR      59,427.66     8.50000     8.12500        360         358    3.00000      1.00000   2.75000
ARM            6 Month LIBOR     148,704.15     8.62500     8.25000        360         359    3.00000      1.00000   2.75000
ARM            6 Month LIBOR   2,671,300.08     7.80029     7.42529        360         358    5.00000      1.00000   2.44916
ARM            6 Month LIBOR     300,329.27     7.25000     6.87500        360         358    5.00000      1.00000   5.00000
ARM            6 Month LIBOR     282,415.58     7.41707     7.04207        360         359    5.00000      1.00000   4.07438
ARM            6 Month LIBOR     598,011.77     6.99945     6.62445        360         358    5.00000      1.00000   3.21411
ARM            6 Month LIBOR   3,691,515.66     7.63864     7.26364        360         358    6.00000      2.00000   2.42703
ARM            6 Month LIBOR     406,435.44     7.27766     6.90266        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR      64,808.75     8.37500     8.00000        360         358    6.00000      2.00000   3.50000
ARM            6 Month LIBOR     195,581.30     7.75000     7.37500        360         357    6.00000      2.00000   3.50000
ARM            6 Month LIBOR     401,339.87     7.43009     7.05509        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR   4,101,378.96     7.31076     6.93576        360         358    6.00000      2.00000   2.41869
ARM            6 Month LIBOR      80,000.00     7.87500     7.50000        360         358    5.00000      1.00000   2.25000
ARM            6 Month LIBOR     154,800.00     8.00000     7.62500        360         355    5.00000      1.00000   2.25000
ARM            6 Month LIBOR     189,600.00     7.50000     7.12500        360         358    5.00000      1.00000   2.25000
ARM            6 Month LIBOR     823,200.00     8.04580     7.67080        360         358    5.00000      1.00000   2.25000
ARM            6 Month LIBOR   3,057,689.55     7.51255     7.13755        360         359    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     300,000.00     7.37500     7.00000        360         359    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     208,800.00     8.31034     7.93534        360         358    3.00000      1.00000   2.75000




          Maximum     Minimum                  Rate         Remaining
          Mortgage    Mortgage    Months to    Reset        Interest-Only
          Rate        Rate        Next Rate    Frequency    Period
Type      (%)         (%)         Adjustment   (Months)     (Months)
-------------------- ----------- ------------ ------------ -------------
ARM        13.62500     7.62500           20            6           N/A
ARM        12.87500     6.87500           23            6           119
ARM        14.25000     8.25000           22            6           118
ARM        13.31497     7.31497           19            6           115
ARM        13.50000     7.50000           22            6           118
ARM        13.74121     7.74121           22            6           118
ARM        14.50000     8.50000           22            6           118
ARM        13.02738     2.52738           32           12           N/A
ARM        14.25000     2.25000           35           12           N/A
ARM        13.75000     2.25000           35           12           N/A
ARM        14.00000     2.25000           34           12           118
ARM        13.87500     2.25000           32           12           116
ARM        13.25596     7.25596           35            6           N/A
ARM        11.66620     3.85657           33            6           N/A
ARM        13.50000     2.25000           34            6           N/A
ARM        13.00000     7.00000           35            6            59
ARM        13.28195     7.16733           35            6           119
ARM        13.37500     5.00000           35            6           119
ARM        13.07257     7.07257           34            6           118
ARM        12.87500     6.87500           35            6           119
ARM        12.90166     6.90166           34            6           118
ARM        13.06411     2.25000           34            6           118
ARM        13.00000     5.00000           34            6           118
ARM        13.59025     2.25000           58           12           N/A
ARM        14.37500     2.25000           59           12           N/A
ARM        13.50000     2.25000           59           12           N/A
ARM        13.14656     2.25000           58           12           N/A
ARM        13.37537     2.25000           59           12            59
ARM        13.50000     2.25000           59           12            59
ARM        12.75000     2.25000           58           12            58
ARM        12.51748     2.25000           59           12           119
ARM        12.25000     2.25000           59           12           119
ARM        12.03418     2.25000           58           12           118
ARM        13.48540     2.25002           58           12           118
ARM        13.87500     2.25000           59           12           119
ARM        14.50000     2.34326           59           12           119
ARM        13.37500     2.25000           59           12           119
ARM        13.09165     2.25260           58           12           118
ARM        14.50000     8.50000           58            6           N/A
ARM        14.62500     8.62500           59            6           N/A
ARM        12.80029     2.50636           58            6           N/A
ARM        12.25000     5.00000           58            6           N/A
ARM        12.41707     4.07438           59            6           N/A
ARM        11.99945     3.21411           58            6           N/A
ARM        13.63864     2.68201           58            6           N/A
ARM        13.27766     2.25000           58            6           N/A
ARM        14.37500     3.50000           58            6           N/A
ARM        13.75000     3.50000           57            6           N/A
ARM        13.43009     2.25000           58            6           N/A
ARM        13.31076     2.41869           58            6           N/A
ARM        12.87500     2.87500           58            6            58
ARM        13.00000     2.25000           55            6            55
ARM        12.50000     2.50000           58            6            58
ARM        13.04580     2.25000           58            6            58
ARM        13.51255     2.25000           59            6            59
ARM        13.37500     2.25000           59            6            59
ARM        14.31034     8.31034           58            6           118




--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                                                                     Original   Remaining
                              Cut-off                    Current     Term to    Term to     Initial    Subsequent
                              Date           Current     Net         Stated     Stated      Periodic   Periodic     Gross
           Index              Principal      Mortgage    Mortgage    Maturity   Maturity    Rate       Rate         Margin
Type       Name               Balance ($)    Rate (%)    Rate (%)    (Months)   (Months)    Cap (%)    Cap (%)      (%)
---------- ------------------ -------------- ----------- ----------- ---------- ----------- ---------- ------------ ---------
ARM        6 Month LIBOR          132,000.00     8.50000     8.12500       360          358    3.00000      1.00000   2.75000
ARM        6 Month LIBOR          330,000.00     6.87500     6.50000       360          358    3.00000      1.00000   2.75000
ARM        6 Month LIBOR        1,283,000.00     7.64349     7.26849       360          358    3.00000      1.00000   2.75000
ARM        6 Month LIBOR       20,896,381.00     7.65569     7.28069       360          358    5.00000      1.00000   2.46477
ARM        6 Month LIBOR        1,062,150.00     7.73143     7.35643       360          358    5.00000      1.00000   2.51738
ARM        6 Month LIBOR          208,200.00     7.37500     7.00000       360          358    5.00000      1.00000   2.25000
ARM        6 Month LIBOR          416,000.00     7.62500     7.25000       360          357    5.00000      1.00000   5.00000
ARM        6 Month LIBOR        1,492,650.00     7.07533     6.70033       360          358    5.00000      1.00000   2.25000
ARM        6 Month LIBOR          218,250.00     7.75000     7.37500       360          358    5.00000      1.00000   2.25000
ARM        6 Month LIBOR          116,700.00     7.00000     6.62500       360          358    5.00000      1.00000   2.75000
ARM        6 Month LIBOR        3,081,834.25     7.18993     6.81493       360          357    5.00000      1.00000   2.76141
ARM        6 Month LIBOR          164,400.00     7.87500     7.50000       360          358    5.91000      2.00000   2.75000
ARM        6 Month LIBOR       14,952,782.21     7.78399     7.40899       360          359    6.00000      2.00000   2.35745
ARM        6 Month LIBOR        3,150,350.00     7.59257     7.21757       360          359    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          334,350.00     7.80928     7.43428       360          357    6.00000      2.00000   3.50000
ARM        6 Month LIBOR        1,861,409.00     7.77684     7.40184       360          358    6.00000      2.00000   3.11487
ARM        6 Month LIBOR          107,000.00     6.75000     6.37500       360          359    6.00000      2.00000   2.75000
ARM        6 Month LIBOR          108,720.00     7.25000     6.87500       360          360    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          275,967.23     7.12500     6.75000       360          356    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          251,400.00     7.59596     7.22096       360          358    6.00000      2.00000   2.25000
ARM        6 Month LIBOR        1,593,387.00     7.18606     6.70686       360          358    6.00000      2.00000   2.46999
ARM        6 Month LIBOR           98,000.00     6.87500     6.50000       360          359    6.00000      2.00000   2.25000
ARM        6 Month LIBOR        1,083,519.79     7.13877     6.76377       360          358    6.00000      2.00000   2.25000
ARM        6 Month LIBOR       34,934,474.61     7.14983     6.77483       360          358    6.00000      2.00000   2.40966
ARM        6 Month LIBOR          216,000.00     7.37500     7.00000       360          358    6.00000      2.00000   5.37500
ARM        6 Month LIBOR          239,814.30     7.00000     6.62500      360*          357    6.00000      2.00000   2.25000
ARM         1 Year LIBOR          172,684.06     8.00000     7.62500       360          359    6.00000      2.00000   2.25000
ARM         1 Year LIBOR          150,400.00     8.50000     8.12500       360          358    6.00000      2.00000   2.25000
ARM         1 Year LIBOR          417,000.00     7.50000     7.12500       360          358    6.00000      2.00000   2.25000
ARM         1 Year LIBOR        3,018,098.82     7.77632     7.40132       360          357    6.00000      2.00000   2.25000
ARM         1 Year LIBOR          431,400.00     7.13445     6.75945       360          359    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          129,383.00     7.62500     7.25000       360          355    5.00000      1.00000   2.25000
ARM        6 Month LIBOR          234,000.00     7.75000     7.37500       360          358    5.00000      1.00000   2.75000
ARM        6 Month LIBOR          948,000.00     8.20939     7.83439       360          358    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          590,400.00     7.05488     6.67988       360          359    6.00000      2.00000   2.25000
ARM        6 Month LIBOR          138,000.00     5.87500     5.50000       360          359    2.00000      2.00000   2.00000
ARM        6 Month LIBOR          179,760.00     6.62500     6.25000       360          358    6.00000      1.00000   2.75000
ARM         1 Year LIBOR          936,000.00     6.05449     5.67949       360          356    2.00000      2.00000   2.25000





           Maximum     Minimum                  Rate         Remaining
           Mortgage    Mortgage    Months to    Reset        Interest-Only
           Rate        Rate        Next Rate    Frequency    Period
Type       (%)         (%)         Adjustment   (Months)     (Months)
---------- ----------- ----------- ------------ ------------ -------------
ARM           14.50000     8.50000           58            6           118
ARM           12.87500     6.87500           58            6           118
ARM           13.29041     7.64349           58            6           118
ARM           12.65569     2.46477           58            6           118
ARM           12.73143     2.63276           58            6           118
ARM           12.37500     2.25000           58            6           118
ARM           12.62500     5.00000           57            6           117
ARM           12.07533     2.25000           58            6           118
ARM           12.75000     2.25000           58            6           118
ARM           12.00000     2.75000           58            6           118
ARM           12.18993     2.76141           57            6           117
ARM           13.78500     7.87500           58            6           118
ARM           13.78399     2.52280           59            6           119
ARM           13.59257     2.25000           59            6           119
ARM           13.80928     3.50000           57            6           117
ARM           13.77684     3.11487           58            6           118
ARM           12.75000     6.75000           59            6           119
ARM           13.25000     2.25000           60            6           120
ARM           13.12500     2.25000           56            6           116
ARM           13.59596     2.25000           58            6           118
ARM           13.18606     2.46999           58            6           118
ARM           12.87500     2.25000           59            6           119
ARM           13.13877     2.25000           58            6           118
ARM           13.14983     2.77584           58            6           118
ARM           13.37500     5.37500           58            6           118
ARM           13.00000     2.25000           57            6           N/A
ARM           14.00000     2.25000           83           12           N/A
ARM           14.50000     2.25000           82           12            82
ARM           13.50000     2.25000           82           12            82
ARM           13.77632     2.25000           81           12           117
ARM           13.13445     2.25000           83           12           119
ARM           12.62500     2.25000           79            6            79
ARM           12.75000     2.75000           82            6           118
ARM           14.20939     2.25000           82            6           118
ARM           13.05488     2.25000           83            6           119
ARM           11.87500     2.00000            5            6           119
ARM           12.62500     6.62500            4            6           118
ARM           11.00000     2.25000            8           12           116

        * Balloon Loan; Original Amortization of 480

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

     The loans Group 2 Mortgage Loans will consist of 119 loans with the following characteristics


                                                                     Original   Remaining
                              Cut-off                    Current     Term to    Term to     Initial    Subsequent
                              Date           Current     Net         Stated     Stated      Periodic   Periodic     Gross
           Index              Principal      Mortgage    Mortgage    Maturity   Maturity    Rate       Rate         Margin
Type       Name               Balance ($)    Rate (%)    Rate (%)    (Months)   (Months)    Cap (%)    Cap (%)      (%)
---------- ------------------ -------------- ----------- ----------- ---------- ----------- ---------- ------------ ---------
ARM            6 Month LIBOR     443,048.82     8.69828     8.32328        360         356    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     936,551.68     8.99000     8.61500        360         356    3.00000      1.00000   5.00000
ARM            6 Month LIBOR      85,077.40     7.40000     7.02500        360         342    3.00000      1.00000   5.44000
ARM            6 Month LIBOR     144,000.00     7.50000     7.12500        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     456,800.00     7.93454     7.55954        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     670,000.00     7.12500     6.75000        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   2,012,000.00     8.59120     8.21620        360         358    3.00000      1.00000   4.10537
ARM            6 Month LIBOR   1,340,500.00     6.63350     6.25850        360         358    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     428,000.00     6.89953     6.52453        360         358    3.00000      1.00000   5.00000
ARM            6 Month LIBOR     207,000.00     7.37500     7.00000        360         355    6.00000      1.00000   5.00000
ARM            6 Month LIBOR     648,000.00     7.59028     7.21528        360         356    6.00000      1.00000   5.00000
ARM            6 Month LIBOR     524,849.61     8.00000     7.62500       360*         359    2.00000      2.00000   5.00000
ARM             1 Year LIBOR     164,800.00     7.00000     6.62500        360         357    5.00000      2.00000   2.25000
ARM             1 Year LIBOR   1,226,560.00     7.49819     7.12319        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     134,320.00     8.00000     7.62500        360         359    6.00000      2.00000   2.25000
ARM            6 Month LIBOR   2,477,014.17     7.77834     7.40334        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     784,897.42     7.64344     7.26844        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     391,181.44     7.87500     7.50000        360         357    6.00000      2.00000   4.87500
ARM            6 Month LIBOR     208,953.92     7.37500     7.00000        360         356    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     142,817.00     8.25000     7.87500        360         358    6.00000      2.00000   5.00000
ARM            6 Month LIBOR     241,289.66     8.25000     7.87500        360         358    6.00000      2.00000   7.25000
ARM            6 Month LIBOR   6,091,660.00     7.81529     7.44029        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     429,000.00     7.62500     7.25000        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   1,245,894.00     6.84788     6.47288        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     384,800.00     6.75000     6.37500        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   1,685,690.00     6.95135     6.57635        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   4,925,038.00     7.28710     6.91210        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   7,289,810.00     7.60780     7.23280        360         359    2.00000      1.92318   4.82716
ARM            6 Month LIBOR     388,750.00     8.00000     7.62500        360         359    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   2,525,662.63     7.46460     7.08960        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR     445,040.00     6.80377     6.42877        360         357    3.00000      1.00000   4.03213
ARM            6 Month LIBOR   2,379,650.00     7.80139     7.42639        360         358    6.00000      2.00000   2.64846
ARM            6 Month LIBOR     475,000.00     7.87500     7.50000        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR     250,000.00     6.87500     6.50000        360         359    6.00000      2.00000   5.00000
ARM            6 Month LIBOR     749,600.00     6.87500     6.50000        360         359    6.00000      2.00000   2.93090
ARM            6 Month LIBOR     320,000.00     8.37500     8.00000       360*         360    2.00000      2.00000   5.00000
ARM             1 Year LIBOR     334,745.09     7.37500     7.00000        360         359    5.00000      2.00000   2.25000
ARM             1 Year LIBOR  11,023,330.15     7.60266     7.22766        360         358    6.00000      2.00635   2.25000
ARM             1 Year LIBOR     615,607.20     8.25000     7.87500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR   4,597,805.00     7.10152     6.72652        360         358    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     192,000.00     7.37500     7.00000        360         358    5.00000      2.00000   2.25000
ARM             1 Year LIBOR   5,062,999.00     7.64532     7.27032        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR   1,136,000.00     7.93662     7.56162        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     799,100.00     7.18630     6.81130        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR   1,175,000.00     7.25000     6.87500        360         358    5.00000      2.00000   2.25000
ARM             1 Year LIBOR     448,000.00     7.25000     6.87500        360         359    5.00000      2.00000   2.25000
ARM             1 Year LIBOR   1,591,193.00     6.92479     6.54979        360         359    5.00000      2.00000   2.25000
ARM             1 Year LIBOR     355,500.00     8.50000     8.12500        360         358    5.87500      2.00000   2.25000
ARM             1 Year LIBOR  79,900,738.65     7.49179     7.11679        360         358    6.00000      2.00049   2.25000
ARM             1 Year LIBOR     977,600.00     7.37060     6.99560        360         358    6.00000      2.00000   2.59574
ARM             1 Year LIBOR   1,240,000.00     7.95161     7.57661        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     236,000.00     7.75000     7.37500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     396,000.00     7.25000     6.87500        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR     411,600.00     6.92055     6.54555        360         359    6.00000      2.00000   2.25000
ARM             1 Year LIBOR  42,499,809.95     7.09824     6.72324        360         358    6.00000      2.00000   2.25000
ARM            6 Month LIBOR      86,888.67     8.25000     7.87500        360         358    2.00000      2.00000   5.00000
ARM            6 Month LIBOR   7,480,847.67     7.92965     7.55465        360         358    5.00000      1.00000   2.82080
ARM            6 Month LIBOR     119,730.20     7.75000     7.37500        360         358    5.00000      1.00000   2.25000
ARM            6 Month LIBOR     446,929.69     7.87298     7.49798        360         358    5.00000      1.00000   3.42224





             Maximum     Minimum                  Rate         Remaining
             Mortgage    Mortgage    Months to    Reset        Interest-Only
             Rate        Rate        Next Rate    Frequency    Period
Type         (%)         (%)         Adjustment   (Months)     (Months)
----------   ----------- ----------- ------------ ------------ -------------
ARM            14.69828     8.69828           20            6           N/A
ARM            14.99000     8.99000           20            6           N/A
ARM            14.40000     7.40000            6            6           N/A
ARM            13.50000     7.50000           22            6            58
ARM            13.93454     6.53787           23            6           119
ARM            13.12500     7.12500           22            6           118
ARM            14.59120     8.59120           22            6           118
ARM            12.63350     6.63350           22            6           118
ARM            12.89953     6.89953           22            6           118
ARM            13.37500     7.37500           19            6           115
ARM            13.59028     7.59028           20            6           116
ARM            14.00000     8.00000           23            6           N/A
ARM            12.00000     2.25000           33           12           117
ARM            13.49819     2.25000           34           12           118
ARM            14.00000     2.25000           35           12           119
ARM            13.77834     7.63440           34            6           N/A
ARM            13.64344     7.64344           34            6           N/A
ARM            13.87500     4.87500           33            6           N/A
ARM            13.37500     2.25000           32            6           N/A
ARM            14.25000     5.00000           34            6           N/A
ARM            14.25000     7.25000           34            6           N/A
ARM            13.81529     7.81529           34            6            58
ARM            13.62500     7.62500           34            6            58
ARM            12.84788     6.84788           34            6            58
ARM            12.75000     6.75000           34            6            58
ARM            12.95135     6.95135           34            6            58
ARM            13.28710     7.28710           34            6            58
ARM            13.60780     7.19567           35            6           119
ARM            14.00000     8.00000           35            6           119
ARM            13.46460     6.75964           34            6           118
ARM            12.80377     6.80377           33            6           117
ARM            13.80139     3.01499           34            6           118
ARM            13.87500     2.25000           34            6           118
ARM            12.87500     5.00000           35            6           119
ARM            12.87500     2.93090           35            6           119
ARM            14.37500     8.37500           36            6           N/A
ARM            12.37500     2.25000           59           12           N/A
ARM            13.60266     2.25000           58           12           N/A
ARM            14.25000     2.25000           59           12           N/A
ARM            13.10152     2.25000           58           12           N/A
ARM            12.37500     2.25000           58           12             8
ARM            13.64532     2.31222           59           12            59
ARM            13.93662     2.25000           59           12            59
ARM            13.18630     2.25000           59           12            59
ARM            12.25000     2.25000           58           12           118
ARM            12.25000     2.25000           59           12           119
ARM            11.92479     2.25000           59           12           119
ARM            14.37500     2.25000           58           12           118
ARM            13.49179     2.26966           58           12           118
ARM            13.37060     2.59574           58           12           118
ARM            13.95161     2.25000           59           12           119
ARM            13.75000     2.25000           59           12           119
ARM            13.25000     2.25000           59           12           119
ARM            12.92055     2.25000           59           12           119
ARM            13.09824     2.25001           58           12           118
ARM            14.25000     5.00000           58            6           N/A
ARM            12.92965     2.82080           58            6           N/A
ARM            12.75000     2.25000           58            6           N/A
ARM            12.87298     3.42224           58            6           N/A



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                                                     Original   Remaining
                              Cut-off                    Current     Term to    Term to     Initial    Subsequent
                              Date           Current     Net         Stated     Stated      Periodic   Periodic     Gross
           Index              Principal      Mortgage    Mortgage    Maturity   Maturity    Rate       Rate         Margin
Type       Name               Balance ($)    Rate (%)    Rate (%)    (Months)   (Months)    Cap (%)    Cap (%)      (%)
---------- ------------------ -------------- ----------- ----------- ---------- ----------- ---------- ------------ ---------

ARM      6 Month LIBOR          133,828.94       6.87500     6.50000       360          355    5.00000      1.00000   2.25000
ARM      6 Month LIBOR           63,670.01       8.37500     8.00000       360          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR          320,734.73       7.49616     7.12116       360          357    5.00000      1.00000   2.25000
ARM      6 Month LIBOR        7,484,514.81       7.67304     7.29804       360          359    6.00000      2.00000   2.60289
ARM      6 Month LIBOR          151,767.17       7.37500     7.00000       360          358    6.00000      2.00000   3.50000
ARM      6 Month LIBOR          130,387.64       6.75000     6.37500       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          254,553.08       6.87500     6.50000       360          357    6.00000      2.00000   2.62500
ARM      6 Month LIBOR        9,337,331.85       7.40288     7.02788       360          358    6.00000      2.00000   2.65959
ARM      6 Month LIBOR          288,906.01       8.62500     8.25000       360          357    7.25000      2.00000   2.25000
ARM      6 Month LIBOR          524,000.00       8.12500     7.75000       360          359    2.00000      2.00000   5.00000
ARM      6 Month LIBOR        1,846,700.00       8.20776     7.83276       360          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR        2,900,925.00       8.21675     7.84175       360          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR        8,984,300.00       7.32100     6.94600       360          359    6.00000      2.00000   2.28513
ARM      6 Month LIBOR          650,000.00       7.62500     7.25000       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          404,000.00       6.79827     6.42327       360          360    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          374,541.00       8.87500     8.50000       360          358    3.00000      1.00000   2.75000
ARM      6 Month LIBOR          269,500.00       6.87500     6.50000       360          358    3.00000      1.00000   2.75000
ARM      6 Month LIBOR        1,434,427.69       7.73269     7.35769       360          357    3.00000      1.00000   3.46406
ARM      6 Month LIBOR       66,972,820.32       7.71814     7.34314       360          358    5.00000      1.00000   2.34076
ARM      6 Month LIBOR        2,624,400.00       7.51070     7.13570       360          358    5.00000      1.00000   2.50524
ARM      6 Month LIBOR           61,600.00       8.12500     7.75000       360          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR          796,606.00       7.30175     6.92675       360          358    5.00000      1.00000   4.46283
ARM      6 Month LIBOR        3,391,543.79       7.33784     6.96284       360          358    5.00000      1.00000   3.01732
ARM      6 Month LIBOR           69,564.00       8.00000     7.62500       360          358    5.00000      1.00000   5.00000
ARM      6 Month LIBOR        1,130,965.00       7.50409     7.12909       360          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR        8,401,284.00       7.68083     7.30583       360          358    5.00000      1.00000   2.48931
ARM      6 Month LIBOR          714,800.00       7.67928     7.30428       360          358    5.00000      1.00000   4.34289
ARM      6 Month LIBOR       62,461,479.39       7.59388     7.21888       360          359    6.00000      2.00000   2.51705
ARM      6 Month LIBOR          987,000.00       7.88146     7.50646       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR       12,250,318.67       7.45085     7.07585       360          359    6.00000      2.00000   2.28918
ARM      6 Month LIBOR          560,000.00       7.37500     7.00000       360          360    6.00000      2.00000   2.25000
ARM      6 Month LIBOR        2,747,900.00       7.71185     7.33685       360          358    6.00000      2.00000   2.95388
ARM      6 Month LIBOR        2,088,200.00       7.07333     6.69833       360          357    6.00000      2.00000   3.42319
ARM      6 Month LIBOR          236,000.00       6.87500     6.50000       360          358    6.00000      2.00000   2.25000
ARM      6 Month LIBOR        4,108,705.00       7.26560     6.89060       360          358    6.00000      2.00000   2.43247
ARM      6 Month LIBOR          160,000.00       8.25000     7.87500       360          358    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          831,400.00       7.04757     6.67257       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR       95,367,945.60       7.16207     6.78707       360          359    6.00000      2.00000   2.44305
ARM      6 Month LIBOR          557,150.00       7.00654     6.63154       360          358    6.00000      2.00000   3.43386
ARM      6 Month LIBOR          511,683.74       7.75000     7.37500      360*          358    5.00000      1.00000   2.25000
ARM      6 Month LIBOR          747,586.99       7.50801     7.13301      360*          358    6.00000      2.00000   2.25000
ARM       1 Year LIBOR           77,250.16       8.25000     7.87500       360          357    6.00000      2.00000   2.25000
ARM       1 Year LIBOR          499,291.91       7.75000     7.37500       360          358    6.00000      2.00000   2.25000
ARM       1 Year LIBOR          291,120.00       8.03590     7.66090       360          358    6.00000      2.00000   2.25000
ARM       1 Year LIBOR        5,796,659.83       7.68277     7.30777       360          358    6.00000      2.00000   2.25000
ARM       1 Year LIBOR          550,400.00       7.25000     6.87500       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          232,785.58       7.87500     7.50000       360          355    6.00000      1.00000   2.75000
ARM      6 Month LIBOR        1,179,190.99       7.37500     7.00000       360          358    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          123,600.00       7.87500     7.50000       360          355    5.00000      1.00000   2.25000
ARM      6 Month LIBOR          696,000.00       8.50000     8.12500       360          357    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          524,000.00       7.25000     6.87500       360          359    6.00000      2.00000   2.25000
ARM      6 Month LIBOR          884,000.00       7.00000     6.62500       360          358    5.00000      1.00000   2.75000
ARM      6 Month LIBOR       10,024,589.98       7.66417     7.28917       360          358    6.00000      1.90123   2.29938
ARM      6 Month LIBOR        2,386,000.00       7.55354     7.17854       360          358    6.00000      2.00000   2.25000
ARM      6 Month LIBOR        3,735,750.00       7.22550     6.85050       360          357    6.00000      1.84474   2.32763
ARM      6 Month LIBOR          754,400.00       7.50000     7.12500       360          359    1.00000      1.00000   2.50000
ARM      6 Month LIBOR          661,140.00       8.00419     7.62919       360          358    1.00000      1.00000   2.50000
ARM       1 Year LIBOR          130,000.00       6.12500     5.75000       360          356    2.00000      2.00000   2.25000
ARM       1 Year LIBOR          288,000.00       7.25000     6.87500       360          359    2.00000      2.00000   2.50000
ARM       1 Year LIBOR          352,000.00       7.37500     7.00000       360          358    2.00000      2.00000   2.50000




             Maximum     Minimum                  Rate         Remaining
             Mortgage    Mortgage    Months to    Reset        Interest-Only
             Rate        Rate        Next Rate    Frequency    Period
Type         (%)         (%)         Adjustment   (Months)     (Months)
----------   ----------- ----------- ------------ ------------ -------------

ARM             11.87500     2.25000           55            6           N/A
ARM             13.37500     2.25000           58            6           N/A
ARM             12.49616     2.25000           57            6           N/A
ARM             13.67304     3.17039           59            6           N/A
ARM             13.37500     3.50000           58            6           N/A
ARM             12.75000     2.25000           59            6           N/A
ARM             12.87500     2.62500           57            6           N/A
ARM             13.40288     3.51317           58            6           N/A
ARM             15.87500     2.25000           57            6           N/A
ARM             14.12500     8.12500           59            6            59
ARM             13.20776     2.87793           58            6            58
ARM             13.21675     2.25000           58            6            58
ARM             13.32100     2.28513           59            6            59
ARM             13.62500     2.25000           59            6            59
ARM             12.79827     2.25000           60            6            60
ARM             14.87500     8.87500           58            6           118
ARM             12.87500     6.87500           58            6           118
ARM             13.73269     7.73269           57            6           117
ARM             12.71814     2.35734           58            6           118
ARM             12.51070     2.50524           58            6           118
ARM             13.12500     2.25000           58            6           118
ARM             12.30175     4.46283           58            6           118
ARM             12.33784     3.01732           58            6           118
ARM             13.00000     5.00000           58            6           118
ARM             12.50409     2.25000           58            6           118
ARM             12.68083     2.56982           58            6           118
ARM             12.67928     4.34289           58            6           118
ARM             13.59388     3.25439           59            6           119
ARM             13.88146     2.25000           59            6           119
ARM             13.45085     2.28918           59            6           119
ARM             13.37500     2.25000           60            6           120
ARM             13.71185     2.95388           58            6           118
ARM             13.07333     4.87899           57            6           117
ARM             12.87500     2.25000           58            6           118
ARM             13.26560     2.74248           58            6           118
ARM             14.25000     2.25000           58            6           118
ARM             13.04757     2.25000           59            6           119
ARM             13.16207     3.01700           59            6           119
ARM             13.00654     3.43386           58            6           118
ARM             12.75000     2.75000           58            6           N/A
ARM             13.50801     2.25000           58            6           N/A
ARM             14.25000     2.25000           81           12           N/A
ARM             13.75000     2.25000           82           12           N/A
ARM             14.03590     2.25000           82           12            82
ARM             13.68277     2.25000           82           12           118
ARM             13.25000     2.25000           83           12           119
ARM             13.87500     2.75000           79            6           N/A
ARM             13.37500     2.25000           82            6           N/A
ARM             12.87500     2.25000           79            6            79
ARM             14.50000     2.50000           81            6            81
ARM             13.25000     2.25000           83            6            83
ARM             12.00000     2.75000           82            6           118
ARM             13.66417     2.31539           82            6           118
ARM             13.55354     2.25000           82            6           118
ARM             13.22550     2.32763           81            6           117
ARM             13.50000     7.50000            5            6           119
ARM             14.00419     8.00419            4            6           118
ARM             11.00000     2.25000            8           12           116
ARM             13.25000     7.25000           11           12           119
ARM             13.37500     7.37500           10           12           118



* Balloon Loan; Original Amortization of 480

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

               Preliminary Collateral Information for MSM 06-16AX
                                Aggregate Group I
                                Alt-A Collateral
                                736MM (+ / - 10%)

Product Mix                                            1%                 Short ARMs             88%           5yr ARMs
                                                       1%                   2yr ARMs              4%           7yr ARMs
                                                       6%                   3yr ARMs
GWAC                                                   7.45% (+/- 10bps)
GWAC Range                                             5.75% - 11.25%
NWAC                                                   7.07% (+/- 10bps)
Floating Rate Index                                    67% - 6mo LIBOR,
                                                       33% - 1yr LIBOR
WA Net Margin                                          2.18% (+/- 10bps)
Cap Structure                                          Initial:          5.54% Avg (+/- 25bps)
                                                       Periodic:         1.80% (+/- 25bps)
                                                       Lifetime:         5.81% Avg (+/- 25bps)
WA MTR                                                 57 months (+/-3)
WALA                                                   2 month (+/- 3)
Average loan size                                      $295,000 (+/- 50k)
Conforming Balance                                     68% (+/- 10%)
Max loan size                                          $1,933,750
Average LTV                                            77% (+/- 3%)
Max Loans > 80 LTV with no MI or Pledged Assets        1.8%
Average FICO                                           701 (+/- 10 points)
Minimum FICO                                           590
Full / Alt documentation                               9% (+/- 5%)
Max no documentation                                   9% (+/- 5%)
Interest Only                                          89% (+/- 5%)
Owner occupied                                         78% (+/- 5%)
Property type                                          78% single family detached/PUD (+/- 5%)
Investor properties                                    17% (+/- 5%)
Loan purpose                                           26% cash-out refinance (+/- 5%)
Prepay penalties                                       46% (2% - 2yr, 39% - 3yr) (+/- 5%)
California Concentration                               36% (+/- 5%)

Note:  All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

               Preliminary Collateral Information for MSM 06-16AX
                                     Group 1
                                Alt-A Collateral
                                199MM (+ / - 10%)


Product Mix                                            1%                 Short ARMs             91%           5yr ARMs
                                                       1%                   2yr ARMs              3%           7yr ARMs
                                                       4%                   3yr ARMs
GWAC                                                   7.40% (+/- 10bps)
GWAC Range                                             5.75% - 9.00%
NWAC                                                   7.02% (+/- 10bps)
Floating Rate Index                                    59% - 6mo LIBOR,
                                                       41% - 1yr LIBOR
WA Net Margin                                          2.10% (+/- 10bps)
Cap Structure                                          Initial:          5.61% Avg (+/- 25bps)
                                                       Periodic:         1.81% (+/- 25bps)
                                                       Lifetime:         5.81% Avg (+/- 25bps)
WA MTR                                                 57 months (+/-3)
WALA                                                   2 month (+/- 3)
Average loan size                                      $210,000 (+/- 50k)
Conforming Balance                                     100%
Max loan size                                          $665,000
Average LTV                                            78% (+/- 3%)
Max Loans > 80 LTV with no MI or Pledged Assets        3.8%
Average FICO                                           699 (+/- 10 points)
Minimum FICO                                           594
Full / Alt documentation                               19% (+/- 5%)
Max no documentation                                   0% (+/- 5%)
Interest Only                                          88% (+/- 5%)
Owner occupied                                         57% (+/- 5%)
Property type                                          71% single family detached/PUD (+/- 5%)
Investor properties                                    37% (+/- 5%)
Loan purpose                                           40% cash-out refinance (+/- 5%)
Prepay penalties                                       49% (2% - 2yr, 42% - 3yr) (+/- 5%)
California Concentration                               26% (+/- 5%)

Note:  All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


               Preliminary Collateral Information for MSM 06-16AX
                                     Group 2
                                Alt-A Collateral
                                537MM (+ / - 10%)


Product Mix                                            1%                 Short ARMs             86%           5yr ARMs
                                                       1%                   2yr ARMs              5%           7yr ARMs
                                                       7%                   3yr ARMs
GWAC                                                   7.47% (+/- 10bps)
GWAC Range                                             5.75% - 9.00%
NWAC                                                   7.09% (+/- 10bps)
Floating Rate Index                                    70% - 6mo LIBOR,
                                                       30% - 1yr LIBOR
WA Net Margin                                          2.20% (+/- 10bps)
Cap Structure                                          Initial:          5.52% Avg (+/- 25bps)
                                                       Periodic:         1.79% (+/- 25bps)
                                                       Lifetime:         5.81% Avg (+/- 25bps)
WA MTR                                                 57 months (+/-3)
WALA                                                   2 month (+/- 3)
Average loan size                                      $346,000 (+/- 50k)
Conforming Balance                                     56%
Max loan size                                          $1,933,750
Average LTV                                            77% (+/- 3%)
Max Loans > 80 LTV with no MI or Pledged Assets        1.0%
Average FICO                                           702 (+/- 10 points)
Minimum FICO                                           590
Full / Alt documentation                               5% (+/- 5%)
Max no documentation                                   12% (+/- 5%)
Interest Only                                          90% (+/- 5%)
Owner occupied                                         86% (+/- 5%)
Property type                                          81% single family detached/PUD (+/- 5%)
Investor properties                                    9% (+/- 5%)
Loan purpose                                           21% cash-out refinance (+/- 5%)
Prepay penalties                                       45% (2% - 2yr, 37% - 3yr) (+/- 5%)
California Concentration                               40% (+/- 5%)

Note:  All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                                    EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

"Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, and (ii) prepayments of principal and liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period.

The model used in this prospectus supplement with respect to the Mortgage Loans assumes a constant prepayment rate ("CPR"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans. 0% CPR assumes no prepayments. No prepayment assumption purports to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. There is no assurance that prepayments of any of the Mortgage Loans will occur at any constant prepayment rate. While it is assumed that each of the Mortgage Loans prepays at the specified percentages of CPR, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual Mortgage Loans which will be delivered to or on behalf of the Trustee and characteristics of the mortgage loans used in preparing the tables.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                                    EXHIBIT 2
                            GMAC Mortgage Corporation
General
-------

         GMAC Mortgage Corporation is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Company, LLC, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of GMAC LLC ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

         GMAC Mortgage Corporation began acquiring, originating and servicing residential mortgage loans in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMAC Mortgage Corporation.

         GMAC Mortgage Corporation maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

         The diagram below illustrates the ownership structure among the parties affiliated with GMAC Mortgage Corporation.



                   ---------------------------------------
                   |                                     |
                   |                                     |
                   |      General Motors Corporation     |
                   |                                     |
                   |                                     |
                   ---------------------------------------
                                      |
                                      |
                                      |
                                      |
                                      |
                   ---------------------------------------
                   |                                     |
                   |                                     |
                   |               GMAC LLC              |
                   |                (GMAC)               |
                   |                                     |
                   |                                     |
                   ---------------------------------------
                                      |
                                      |
                                      |
                                      |
                                      |
                   ---------------------------------------
                   |                                     |
                   |                                     |
                   |   Residential Capital Corporation   |
                   |               (ResCap)              |
                   |                                     |
                   |                                     |
                   ---------------------------------------
                                      |
                                      |
                                      |
                                      |
                                      |
                   ---------------------------------------
                   |                                     |
                   |                                     |
                   |      GMAC Mortgage Corporation      |
                   |                                     |
                   |                                     |
                   ---------------------------------------




         GMAC Mortgage Corporation is expected to merge into a Delaware limited liability company on or about October 17, 2006. ResCap is expected to convert from a Delaware corporation to a Delaware limited liability company on or about October 31, 2006.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



         Servicing Activities

         GMAC Mortgage Corporation generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

         As of June 30, 2006, GMAC Mortgage Corporation acted as primary servicer and owned the corresponding servicing rights on approximately 2,127,293 of residential mortgage loans having an aggregate unpaid principal balance of approximately $263 billion, and GMAC Mortgage Corporation acted as subservicer (and did not own the corresponding servicing rights) on approximately 287,640 loans having an aggregate unpaid principal balance of over $42.5 billion.

         The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $194.9 billion, $32.9 billion, $18.3 billion and $17.2 billion during the six months ended June 30, 2006 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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             GMAC Mortgage Corporation PRIMARY SERVICING PORTFOLIO
                                ($ IN MILLIONS)


                                           ----------------
                                             For the Six
                                             Months Ended
                                               June 30,                         For the Year Ended December 31,
                                           ----------------   --------------------------------------------------------------------
                                                2006              2005              2004              2003             2002
                                           ----------------   ---------------   ---------------   ---------------   --------------
Prime conforming mortgage loans

     No. of Loans........................       1,420,904         1,392,870         1,323,249         1,308,284         1,418,843

     Dollar Amount of Loans..............        $194,872          $186,364          $165,521         $153,601          $150,421

     Percentage Change
          from Prior Year................           4.57%            12.59%             7.76%             2.11%             N/A

Prime non-conforming mortgage loans

     No. of Loans.........................         69,793            69,488            53,119           34,041            36,225

     Dollar Amount of Loans...............        $32,896           $32,385           $23,604           $13,937           $12,543

     Percentage Change
          from Prior Year................           1.58%             37.20%            69.36%           11.12%              N/A

Government mortgage loans

     No. of Loans.........................        179,721           181,679           191,844           191,023           230,085

     Dollar Amount of Loans..............         $18,342           $18,098           $18,328           $17,594           $21,174

     Percentage Change
          from Prior Year................           1.35%            (1.25)%            4.17%           (16.91)%            N/A

Second-lien mortgage loans

     No. of Loans........................         456,875           392,261           350,334           282,128           261,416

     Dollar Amount of Loans..............         $17,226           $13,034           $10,374           $7,023            $6,666

     Percentage Change
          from Prior Year................          32.16%            25.64%            47.71%             5.36%             N/A

Total mortgage loans serviced

     No. of Loans........................       2,127,293         2,036,298         1,918,546         1,815,476         1,946,569

     Dollar Amount of Loans..............        $263,336          $249,881          $217,827          $192,155          $190,804

     Percentage Change
          from Prior Year................           5.38%            14.72%            13.36%             0.71%             N/A


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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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                  Billing and Payment Procedures. As servicer, GMAC Mortgage
Corporation collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans. GMAC Mortgage Corporation sends monthly invoices or annual coupon books to borrowers to prompt the collection of the outstanding payments. Borrowers may elect for monthly payments to be deducted automatically from bank accounts on the same day every month or may take advantage of on demand ACH payments made over the internet or via phone.


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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                 October 16, 2006
Securitized Products Group        [MORGAN STANLEY LOGO]
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